Exhibit 10.1

Certain portions of this agreement, for which confidential treatment has been requested, have been omitted and filed separately with the Securities and Exchange Commission. Sections of the agreement where portions have been omitted have been identified in the text.

SUPPLY AGREEMENT

BETWEEN

SILGAN CONTAINERS LLC

AND

DEL MONTE CORPORATION

THIS AGREEMENT (“Agreement”) is made and entered into as of the 2nd day of February, 2011 by and between Silgan Containers LLC, a Delaware limited liability company whose address is 21800 Oxnard Street, Suite 600, Woodland Hills, CA 91367 (“Silgan”), and Del Monte Corporation, a Delaware corporation whose address is One Market @ The Landmark, San Francisco, CA 94105 (“Del Monte”). This Agreement shall be effective as of the 1st day of January, 2010 (the “Effective Date”).

Whereas, Del Monte and Silgan are parties to a Supply Agreement dated September 3, 1993, as amended, which has a current term ending December 31, 2011 (the “1993 Supply Agreement”); and

Whereas, Del Monte and Silgan desire to terminate the 1993 Supply Agreement and concurrently establish terms and conditions of a new supply arrangement for the supply of ready-to-fill sanitary cans comprised of the can bodies which are enclosed at one end by affixing a separately manufactured end onto a welded or one-piece continuously-formed “Metal,” as defined in Exhibit A-2, cylinder closed at one end (“Cans”) and ends which are covers consisting of a Metal rim and Metal center panel to be affixed after the Cans are filled (“Ends”) (each Can and End set forth on Exhibit A together constituting a “Container”) in accordance with the terms set forth herein.

Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

Term and Termination of 1993 Supply Agreement

1.1 The initial term of this Agreement (“Initial Term”) shall be effective as of the Effective Date and expire on December 31, 2021, provided that the Initial Term shall be automatically extended for successive one-year terms (each, an “Extension Term” and together with the Initial Term, the “Term”) until written notice of non-renewal or termination is provided by one party to the other at least twenty-four (24) months prior to the end of the Initial Term or any Extension Term.

1.2 The parties agree to commence negotiations on the terms of an extension of this Agreement at least twenty-four (24) months prior to the end of the Initial Term. Unless the parties otherwise agree in writing, the terms and conditions of this Agreement shall apply during any Extension Term.

1.3 The 1993 Supply Agreement is terminated effective as of the Effective Date; provided, however, that any rights of either party with respect to Containers delivered to Del Monte under such agreement prior to the Effective Date hereof shall not be affected by this termination.

ARTICLE II

Container Purchase and Supply Commitment

2.1 During the Term of this Agreement and subject to the terms hereof, Silgan agrees to sell and deliver to Del Monte, and Del Monte agrees to purchase and receive from Silgan, one hundred (100%) percent of Del Monte’s requirements for the Containers set forth on Exhibit A for use in manufacturing operations conducted by Del Monte at the locations set forth on Exhibit A-6 (individually, a “Facility” and collectively, the “Facilities”) for fruit, vegetable, tomato and broth products (collectively, the “Covered Products”) and, subject to Exhibits A-1 and A-2, any Containers to be used in manufacturing operations conducted by Del Monte in the United States, Canada or Mexico (“North America”) which replace those Containers. Exhibit A shall be amended from time to time to include Containers added pursuant to Exhibits A-1 and A-2. The foregoing obligation shall apply to other products which are not currently manufactured by Del Monte at the Facilities but which during the Term Del Monte begins producing at a Facility and which are packed in Containers. Del Monte shall not be obligated to purchase any minimum quantity of Containers hereunder provided Del Monte purchases, or offers to purchase, its requirements of Containers from Silgan as set forth herein and pursuant to the terms hereof. If Del Monte packs any Covered Products for the account of another person or entity at a Facility, Del Monte shall be required to purchase Containers from Silgan pursuant to the terms of this Agreement for such products, unless such person or entity is subject to a prior contractual obligation to purchase Containers from a third party can manufacturer.

2.2 In the event Del Monte uses a contract manufacturer in North America to produce or source Covered Products where Del Monte would otherwise be required to obtain Containers from Silgan if such products were manufactured directly by Del Monte (such contract manufacturer, a “DM Contract Manufacturer”), Del Monte shall require that the Containers for such products be sourced from Silgan under the prices and other terms of this Agreement (and Silgan agrees to provide Containers on this basis), unless the DM Contract Manufacturer is subject to a prior contractual obligation to purchase containers from a third party can manufacturer, in which case Del Monte shall require that the DM Contract Manufacturer purchase the Containers from Silgan at the expiration of such obligation. In the event the DM Contract Manufacturer is located in Canada or Mexico, Silgan shall have the right, but not the obligation, to supply Containers to such contract manufacturer; provided that if Silgan desires to supply the Containers to such contract manufacturer, [***]*.

2.3 If Del Monte opens a new facility (“New Facility”) or acquires a plant or business (“Acquired Operation”) manufacturing the Covered Products in North America, upon commencement of operation in the case of a New Facility, or closing of the acquisition transaction in the case of an Acquired Operation, subject to Silgan’s capacity to supply, Del Monte shall obtain Containers for such Covered Products from Silgan under the prices and other terms of this Agreement (and Silgan agrees to provide Containers on this basis); provided, however, that Del Monte shall not be required to purchase Containers for any Acquired Operation if the Acquired Operation: (a) is subject to a prior contractual obligation to purchase containers from a third party can manufacturer; (b) self-manufactures its container requirements; or (c) manufactures its container requirements through a joint venture. In the event the Acquired Operation is subject to a prior contractual obligation to purchase containers from a third party can manufacturer, Del Monte shall begin sourcing Containers from Silgan for such Acquired Operation upon the expiration of the prior contractual obligation and Silgan shall supply such Containers on the same terms and conditions set forth in this Agreement. In the event the Acquired Operations self-manufactures its container requirements or manufactures its container requirements through a joint venture controlled by Del Monte and Del Monte decides to sell such can manufacturing operations, Del Monte agrees to first offer the sale of such operations to Silgan at fair market value as determined by an independent third party appraiser selected by Del Monte and approved by Silgan, which approval shall not be unreasonably delayed or withheld.

2.4 Notwithstanding Section 2.3, [***]*.

2.5 In the event Silgan is already providing the same specification Containers to an Acquired Operation, Del Monte [***]*.

2.6 Volume requirements for 300 Quick Top® Ends under this Agreement shall be as set forth in Exhibit B-3.

2.7 [***]*

ARTICLE III

Pricing and Price Adjustments

3.1 The prices for Containers to be charged to Del Monte under this Agreement shall be those set forth in Exhibit B. The initial Prices shall be as provided in Exhibit B-1. Prices shall be subject to adjustment as set forth on Exhibit B-2 and as otherwise set forth in this Agreement. Exhibit B shall be amended from time to time to include Containers added pursuant to Exhibits A-1 and A-2. [***]*

3.2 [***]*

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3.3 [***]*

3.4 [***]*

ARTICLE IV

Container Requirements, Supply and Delivery

4.1 Container production planning and delivery shall be governed by the terms set forth on Exhibit C.

4.2 Silgan shall provide to Del Monte the Container production plan (the “Container Production Plan”) in accordance with the terms of Exhibit C. The initial Container Production Plan as of April 14, 2010 is attached hereto as Exhibit C-1, which plan shall be updated in accordance with Exhibit C.

4.3 Containers shall be delivered to Del Monte, and title and risk of loss shall pass to Del Monte, in accordance with the following:

4.3.1	In the case of direct cable delivery, ownership of, title to and risk of loss for Cans will transfer at the point at which the Cans leave Silgan’s facility and enter Del Monte’s facility.

4.3.2	For all other Cans, (a) title and risk of loss shall pass to Del Monte upon delivery, at Del Monte’s direction, on board a carrier at Silgan’s loading dock (whether for shipment to Del Monte or to a Silgan storage location), and (b) title and risk of loss shall pass to Del Monte upon delivery, at Del Monte’s direction, to a storage location at Silgan’s plant when there is no shipment to a different location.

4.3.3	Title and risk of loss for all Ends shall pass to Del Monte upon delivery, at Del Monte’s direction, on board a carrier at Silgan’s shipping point.

4.3.4	In the event that Del Monte does not have sufficient warehouse space to receive Containers as provided in Sections 4.3.1 or 4.3.2 above, Silgan agrees to provide storage for such Containers at the rate of $[***]* per pallet per month, which amount shall be increased effective January 1 of each year commencing in January 2011 by the percentage increase, if any, with respect to the “Other” price component calculated in accordance with Exhibit B-2; provided, however, [***]*. The storage charges provided for in this Section 4.3.4 shall be billed to and paid by Del Monte at the time of the [***]* settlement as described in Section 4.4.

4.4 [***]*

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4.5 Silgan will use reasonable efforts and cooperate with Del Monte to manufacture smaller size Cans first and larger Cans as close as practicable to the time of their use by Del Monte in order, to the extent practical, to lower Del Monte’s working capital requirements and minimize Del Monte’s storage space requirements.

4.6 Subject to the other terms of this Agreement, Silgan shall cooperate with Del Monte in efforts to develop products and packaging which are sustainable, “earth-friendly” and which reduce the “carbon foot-print” associated with Del Monte products, and to publicize such efforts, as appropriate, in consumer and trade marketing materials. In conjunction with such efforts, Silgan agrees to provide Del Monte with information regarding the approximate percentage of recycled metal incorporated into the metal used to make Containers based on information available from Silgan’s steel suppliers so that Del Monte may, at its election, make consumers aware of such information.

ARTICLE V

Payment Terms; [***]*

5.1 Silgan shall issue invoices to Del Monte for Cans and Ends when title passes to Del Monte. Silgan shall invoice Del Monte for Cans on Saturday of each week for the previous week’s production, with such invoices due net four (4) business days (i.e., payable on the Thursday of the week following). Invoices for Ends shall be due net four (4) business days following the date of Del Monte’s receipt of Ends.

5.2 During the Term and provided Del Monte is not in material default of its obligations under the Agreement and there shall not have occurred a material adverse change to its financial condition from the Effective Date, [***]*.

ARTICLE VI

Specifications; Changes in Specifications

6.1 Silgan warrants that all Containers sold hereunder shall be manufactured in accordance with the specifications set forth in Exhibit A (“Specifications”), as those Specifications may be amended from time to time in accordance with the terms of this Agreement. Except as otherwise provided in this Agreement, Silgan shall not change any Specifications for Containers without the prior written consent of Del Monte.

6.2 Changes to Container Specifications shall be addressed in accordance with the provisions set forth on Exhibit A-1.

6.3 The Specifications for “New Containers” and “New Technology” (both as defined in Exhibit A-2) shall be addressed in accordance with the provisions set forth on Exhibit A-2.

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6.4 For the avoidance of doubt, the parties intend that all changes to Containers are covered by Exhibits A-1 and A-2.

6.5 Silgan agrees to deliver to Del Monte Containers that meet the current sampling and acceptance plan related to the Containers (the “AQL Plan”) as set forth in Exhibit E-1. The parties agree to maintain and update the AQL Plan as necessary during the Term to remain current.

ARTICLE VII

Warranty

7.1 The warranty provisions and remedies applicable to the Containers are set forth in Exhibit E.

7.2 The parties shall implement the current quality maximization program (the “Quality Maximization Program”) during the Term of this Agreement to assure Del Monte of receiving Containers that meet applicable Specifications, without defects, and to address potential quality issues. The Quality Maximization Program shall include, but shall not be limited to, quarterly review meetings (more often as deemed necessary by Del Monte), plant audits, specified quality improvement projects and similar provisions.

ARTICLE VIII

Compliance with Law; Books and Records

8.1 Silgan shall manufacture the Containers in accordance with all applicable laws, rules and regulations. Should federal, state or local regulatory requirements, or changes in consumer or customer demands or expectations (as such demands or expectations are reasonably determined by Del Monte), impose more stringent defect tolerances, restrictions on chemical or other material components, or other defect or design requirements which are more stringent, exacting or demanding than the Specifications contained in this Agreement or other industry standards as of the date of this Agreement, such Specifications and other affected terms of this Agreement shall be amended and/or supplemented to be in accord with such more stringent, exacting or demanding requirements to the extent that Silgan is capable of meeting such requirements. In such event, Silgan shall have the right hereunder to pass on to Del Monte any increased costs pursuant to the provisions set forth in Exhibit A-1 associated with such Specification changes; provided, however, that if Del Monte believes such increases in costs are excessive, the parties shall negotiate in good faith for a period of ninety (90) days to reduce such costs so that they are competitive with industry costs related to such Specification change.

8.2 In the event Silgan is unable to meet the more stringent, exacting or demanding requirements under Section 8.1 with respect to any Specification or Container supplied hereunder, Del Monte shall be relieved of its obligation to purchase such Containers under this

Agreement, and either party shall have the right to terminate this Agreement as it applies to such Containers [***]*.

8.3 Silgan agrees to make and keep full and accurate books and records currently updated with respect to production runs, inventories and shipments, and agrees to report such data as reasonably requested by Del Monte. Silgan shall promptly report to Del Monte any quality issues or potential supply issues that may impact Containers to be provided to Del Monte and any hazardous material spills or violations relating to environmental protection that may impact Del Monte property or facilities, or the Containers manufactured hereunder.

8.4 In the event of a conflict between (a) approval of any product or material by the U.S. Food and Drug Administration (“FDA”) or any rule or regulation issued by the FDA, and (b) any law, rule or regulation issued by any other federal agency, state or local authority, Silgan’s obligations hereunder shall be to comply with the FDA approval, rule or regulation with respect to Containers supplied hereunder. If a conflicting law, rule or regulation issued by another federal agency, state or local authority would prohibit the sale of products packed in Containers in areas under the jurisdiction of such agency, state or local authority or cause the distribution of Containers in such jurisdiction to be commercially infeasible due to unreasonable marking or notice requirements, Del Monte may source compliant Containers for sale in such jurisdictions from third party suppliers until such time as Silgan is able and willing to provide compliant Containers to Del Monte for sale in such jurisdictions. The provisions of this section shall apply to sales to Canada or Mexico with the substitution of the appropriate country agency for the FDA.

ARTICLE IX

Nonconforming Container Deliveries

9.1 If Silgan delivers Containers which fail to meet the Specifications (“Nonconforming Containers”), Del Monte shall be entitled to cancel an order or refuse delivery of such Nonconforming Containers, and Del Monte shall notify Silgan within five (5) business days of becoming aware of this failure. Upon receipt of this notice, Silgan in a timely manner shall either deliver to Del Monte (a) replacement Containers, and/or (b) substitute Containers from third parties. Title and risk of loss or damage to Nonconforming Containers shall pass to Silgan upon receipt by Silgan of such notice of rejection, and upon delivery of such notice, Del Monte shall act in a commercially reasonable manner in storing and returning to Silgan such Nonconforming Containers, at Silgan’s sole cost and expense. All replacement or substitute Containers delivered to Del Monte shall conform to the Specifications for the Containers ordered by Del Monte and shall count toward any incentive volume levels under this Agreement in lieu of such Nonconforming Containers. Unless such failure to perform is excused pursuant to Section 17.1, Silgan shall reimburse Del Monte for all incremental costs associated with the replacement and substitute Containers, including but not limited to costs of qualification, freight and handling. If Silgan cannot obtain such an alternate supply, Del Monte may, in addition to any other rights and remedies available as set forth in this Agreement, if

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required to meet Del Monte’s production requirements, purchase from other sources the type and volume of Containers that were scheduled for delivery to Del Monte during the period of Silgan’s failure in performance (plus any additional volumes required to meet any minimum production requirements mandated by the alternate suppliers). Unless such failure to perform is excused pursuant to Section 17.1, Silgan shall be responsible for any increased costs (including qualification, freight and handling costs) incurred by Del Monte in acquiring such containers from alternate sources. All containers obtained from alternate suppliers shall count toward any incentive volume levels under this Agreement in lieu of the Nonconforming Containers. Silgan shall assume no warranty obligations with respect to containers purchased by Del Monte from an alternate supplier.

9.2 Silgan shall not resell, except for scrap, any Containers rejected or not purchased by Del Monte which bear any trademarks of Del Monte or Del Monte’s customers.

ARTICLE X

Packaging Materials

10.1 Del Monte acknowledges that Silgan is in compliance with Del Monte’s packaging specifications and certification program in effect as of the Effective Date. Such program may be modified with the mutual agreement of the parties from time to time, with such agreement not to be unreasonably withheld or delayed, subject to appropriate price adjustments to reflect any cost changes as a result.

10.2 All packaging materials for Containers supplied by Silgan, including but not limited to, pallets, top frames and separators, shall remain the property of Silgan. Del Monte shall promptly return all such materials to Silgan, with Silgan to be responsible for all costs of returning such materials. Silgan shall maintain a daily inventory record of pallets and top frames shipped to, and returned by, Del Monte. At the end of each three-month period in each year during the Term, Silgan shall determine from such records the quantity (if any) of pallets and top frames shipped by Silgan to Del Monte during such three-month period and not returned during that period. Del Monte agrees to reimburse Silgan for the replacement cost for such pallets and/or top frames not returned by Del Monte to Silgan.

ARTICLE XI

Purchase upon Termination

11.1 Upon the termination of this Agreement for any reason, Del Monte agrees to purchase from Silgan: (a) the inventory of Ends carried by Silgan in anticipation of Del Monte’s normal requirements under this Agreement at the price then provided under this Agreement (not to exceed a nine (9) month supply of such inventory); (b) Silgan’s work-in-process inventory related to the Containers; and (c) any materials purchased by Silgan to produce Containers for Del Monte (which, with respect to steel inventory, may not exceed a nine (9) month supply of such inventory). Notwithstanding the foregoing, nothing in this Section 11.1 shall obligate Del Monte to purchase any inventory (whether finished or work-in-process) or materials which do not conform to the applicable Specifications under this Agreement. Any work-in-process inventory and materials purchased under this Section 11.1 shall be purchased by Del Monte at [***]*. Del Monte’s obligation to purchase the foregoing shall only apply to such inventory, work-in-process and materials not otherwise usable by Silgan in the normal course of business and not to exceed Silgan’s reasonably anticipated production requirements. [***]*

ARTICLE XII

Confidential Information

12.1 Each party acknowledges that it may obtain from the other during the Term information or materials which the disclosing party maintains as proprietary and confidential (“Confidential Information”), including, but not limited to: (i) the terms of this Agreement, (ii) all Confidential Information obtained under the 1993 Supply Agreement, and (iii) all information obtained during a visit or inspection of the other party’s facilities shall be deemed Confidential Information under this Agreement. Each party agrees that it will consider and protect such information as Confidential Information of the disclosing party, and that it will not disclose or permit disclosure of such Confidential Information or use it except in its exercise of it obligations and rights under this Agreement. Confidential Information shall not include: (a) information that is or becomes generally available to the public, other than as a result of a breach hereunder by the receiving party; (b) information properly obtained by the receiving party from a completely independent source which is not bound by confidentiality obligations to the disclosing party; or (c) information which the other party can demonstrate was independently developed without use of or access to the disclosing party’s Confidential Information. The duty of confidentiality provided herein shall not apply to information a party is required to disclose by law (such as, for example, a requirement to file this Agreement with the Securities and Exchange Commission as a “material contract”); provided that such party seeks to obtain confidential treatment of such information, gives prompt notice to the disclosing party, cooperates with the disclosing party (at the disclosing party’s sole cost and expense) in any legal action the disclosing party shall undertake to protect its Confidential Information and such disclosure is limited to the disclosure required by law. This confidentiality provision shall not supersede but shall be considered supplemental to any existing confidentiality agreement between the parties.

ARTICLE XIII

Deliveries Outside the United States.

13.1 To the extent any Containers are to be delivered outside the United States, Del Monte shall be responsible for, and shall pay, all customs, duties, taxes, freight, packing and other similar charges. All payments to Silgan shall be made in U.S. Dollars.

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ARTICLE XIV

Ownership of Drawings

14.1 Silgan shall at all times have title to all drawings and written specifications for Cans and Ends used in connection with this Agreement that are developed by Silgan. Del Monte shall at all times have title to all drawings and written specifications for Cans and Ends that are developed by Del Monte.

ARTICLE XV

Qualification of Production Facilities; Inspections

15.1 Del Monte has qualified the Silgan manufacturing facilities listed on Exhibit C-3 used to manufacture the Containers as of the Effective Date. Del Monte reserves the right to periodically qualify and re-qualify Silgan’s production capabilities according to Del Monte’s quality assurance standards; provided, however, that such re-qualification shall not occur more frequently than once every three (3) years, unless [***]*. Del Monte shall have the right to make reasonable changes to its quality assurance standards, and if Del Monte changes any of its quality assurance standards, it shall notify Silgan in writing of any change in detail and shall give Silgan adequate opportunity to confirm its production capabilities accordingly. Del Monte shall not unreasonably withhold or delay qualification of Silgan’s production capabilities in accordance with Del Monte’s quality assurance standards and shall exercise commercially reasonable efforts to qualify Silgan’s production capabilities in accordance with customary industry practice. Silgan shall not change any Specifications for Containers without the prior written consent of Del Monte.

15.2 At any time during the Term, Del Monte shall have the right, upon reasonable prior notice, to send one or more of its authorized employees and/or representatives to (a) observe and inspect, during Silgan’s regular business hours, manufacturing, warehousing and other facilities used to produce, package, store and ship the Containers or Container supplies, and (b) with respect to those Silgan facilities that are leased from Del Monte or are directly adjacent to Del Monte’s facilities, conduct environmental audits and investigations in manufacturing, warehousing and other facilities used to produce, package, store and ship the Containers (“Environmental Inspection”). Del Monte’s representatives shall have the right in connection with an Environmental Inspection to take for further inspection a reasonable number of samples of Containers and soil, water and air during such inspections.

15.3 If any portion of Silgan’s facilities or any of Silgan’s processes, inventories, inventory storage locations or equipment used to produce or store Containers are in an unsanitary condition or do not otherwise comply with the Specifications and all applicable laws and regulations, or with the other terms and conditions of this Agreement, Silgan shall promptly take such action as will correct the deficiencies and bring such processes, inventories, inventory storage locations and/or equipment into compliance with the Specifications, applicable laws and regulations, and with the terms and conditions of this Agreement.

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15.4 Upon Del Monte’s reasonable request, Silgan shall provide technical support to any Facility (or any facility of a DM Contract Manufacturer) at which Containers are filled in accordance with industry standards [***]*. Technical support shall consist of advice concerning engineering reviews of new equipment, line productivity, use of laboratory facilities to research container failures, development of container specifications and similar matters.

15.5 The parties intend to cooperate in research and development relating to the manufacture and coating of Containers. The parties agree that ownership of all right, title and interest to information disclosed in connection with such research and development, and the inventions and trade secrets related thereto or based thereon, shall remain the property of the disclosing party, and that the receiving party shall not obtain any rights to such information or related inventions or trade secrets. Each party’s confidentiality obligations regarding such information or related inventions or trade secrets shall be governed by Article XII. Silgan will make available to Del Monte Silgan’s manufacturing facilities for a reasonable number of test runs of Containers, coatings, seals or other items relating to Containers.

15.6 Del Monte shall not unduly disrupt Silgan’s operations at any of its facilities with respect to the foregoing provisions of this Article.

ARTICLE XVI

Breach and Waiver; Limitation of Liability

16.1 For purposes of this Agreement, each of the following shall constitute an “Event of Default”:

16.1.1	the making by a party (such party, the “Defaulting Party”) of any general assignment for the benefit of creditors; or the filing by or against a Defaulting Party of a petition to have such party adjudged a bankrupt or a petition for reorganization or arrangement under any bankruptcy law which, in the case of a petition filed against such Defaulting Party, is not dismissed within sixty (60) days of filing thereof; and

16.1.2	the material breach by the Defaulting Party of any obligation pursuant to this Agreement.

16.2 If either party commits an Event of Default, the other party may terminate this Agreement (a) in the case of Section 16.1.1, immediately upon delivery of written notice of an Event of Default, and (b) in the case of Section 16.1.2, sixty (60) days after delivery of written notice thereof to the Defaulting Party and the Defaulting Party’s failure to cure such Event of Default within such sixty (60) day period (or such longer period not to exceed one hundred eighty (180) days if such failure cannot be reasonably cured within such sixty (60) day period (an “Extended Cure Period”), so long as such Defaulting Party diligently takes all steps necessary to cure the Event of Default). During any cure period, the non-breaching party may obtain

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performance outside of this Agreement, to the extent such performance is required to meet such party’s production requirements, plus any additional time required due to minimum order requirements, capacity reservation requirements or the like. If either party terminates this Agreement pursuant to this Section 16.2, such party’s termination right hereunder shall be in addition to and without prejudice to its other lawful rights and remedies as set forth in this Agreement.

16.3 NOTWITHSTANDING ANY PROVISION OF THIS AGREEMENT TO THE CONTRARY (INCLUDING THE EXHIBITS) AND EXCEPT TO THE EXTENT PROVIDED BY SECTION 17.13, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY CONSEQUENTIAL, INCIDENTAL, SPECIAL OR PUNITIVE DAMAGES.

16.4 No course of conduct or delay on the part of either party in exercising any of its rights under this Agreement shall waive any rights of that party or modify this Agreement.

ARTICLE XVII

Additional Terms and Conditions

17.1 Force Majeure.

17.1.1	Force Majeure Event. If the performance of this Agreement by either party hereto, other than the payment of money due hereunder, is delayed, interrupted, or prevented by reason of any strike, labor difficulty, lockout, shortage of materials (except where such shortage results from Silgan’s failure to order sufficient quantities of materials or comply with delivery lead times specified by suppliers), fire, explosion, mobilization, war (declared or undeclared), hostilities, riots, rebellion, revolution, blockade, act of any government or agency or subdivision thereof, acts of public enemies, or other acts of God or any other cause in the nature or character enumerated above, which is beyond the reasonable control of such party (each a “Force Majeure Event”), (a) such party (the “Disabled Party”) shall be excused from the performance of this Agreement (other than the payment of monies due hereunder) while and to the extent that the Disabled Party is delayed, interrupted or prevented from so performing by one or more Force Majeure Events; and (b) the Disabled Party shall resume performance under this Agreement as soon as practicable after such disability is removed.

17.1.2

Force Majeure Notice. The Disabled Party shall give written notice to the other party (the “Unaffected Party”) within such reasonable time as may be practicable after the occurrence of a Force Majeure Event (and in any event within forty-eight (48) hours thereof), and, insofar as known, the probable extent to which the Disabled Party will be unable to perform or will be delayed in performing its obligations hereunder. If the Disabled Party learns that the original estimated duration of the inability to perform is incorrect and the duration of the inability to perform must be extended in a material respect, the Disabled Party shall provide prompt written notice to the other as soon as it becomes aware of the extended duration of the disability. The Disabled Party shall give the Unaffected Party prompt written notice when the cause or causes of delay, interruption or prevention of performance have been eliminated. A Disabled Party shall take all reasonable actions to lessen the impact of the Force Majeure Event on the Unaffected Party’s business (including, in Silgan’s case, the building of inventories in anticipation of, in Silgan’s reasonable belief, labor disputes).

17.1.3	Effects of Force Majeure Event. If Silgan is unable to meet Del Monte’s production requirements for Containers due to a Force Majeure Event, Silgan will grant Del Monte a priority over all of Silgan’s other customers and needs with respect to Containers made at Silgan facilities leased from Del Monte or immediately adjacent to the Facilities (including with respect to the Container needs of such adjacent Facility and any other Facility). The Unaffected Party shall be entitled to obtain performance outside of this Agreement, to the extent such performance is required to meet the Unaffected Party’s production requirements, during the reasonably anticipated duration of the Force Majeure Event plus any additional time required due to minimum order requirements, capacity reservation requirements or the like.

17.1.4	Termination Due to Force Majeure Event. In the event a Force Majeure Event prevents the Disabled Party’s performance substantially in accordance with the terms of this Agreement for a period in excess of six (6) months (or, alternatively, is reasonably expected to prevent the Disabled Party’s performance), the Unaffected Party may terminate this Agreement, in whole or in part, by giving notice to the Disabled Party, during such six (6) month period and for a period of sixty (60) days thereafter, of the Unaffected Party’s intent to terminate the Agreement, which termination shall be effective thirty (30) days from the date the Disabled Party receives such notice.

17.2 Insurance. Silgan shall maintain insurance coverage as set forth at Exhibit G.

17.3 Modification. This Agreement, including any or all of the schedules, exhibits and amendments hereto, may not be released, discharged, changed, amended or modified in any manner except by an instrument in writing signed by a duly authorized officer or representative of each of the parties.

17.4 Waivers. The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of such provisions nor in any way to affect the validity of this Agreement or any part thereof, nor the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

17.5 Relationship of Parties. Nothing contained in this Agreement shall be construed as creating a joint venture, partnership or employment relationship between the parties. Neither party shall have any right or authority to create any obligation or duty, express or implied, on behalf of the other.

17.6 Assignment.

17.6.1	Subject to Sections 17.6.2 and 17.6.3, this Agreement shall not be assigned or otherwise transferred, in whole or in part, by either party, without the prior written consent of the other party hereto, which consent shall not be unreasonably withheld. Any attempt to assign this Agreement or any rights hereunder other than as provided in this Section 17.6 shall be null and void.

17.6.2	This Agreement may be assigned, in its entirety, by Silgan or Del Monte without the consent of the other party to any subsidiary or affiliate of such party and may be assigned to any successor of such party by reason of merger, consolidation or acquisition of the assets or business of such party which relate to this Agreement.

17.6.3	[***]*

17.6.4	[***]*

17.7 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

17.8 Severability. If any term or provision of this Agreement, or the application thereof to any person or circumstance, shall to any extent be found to be invalid, void or unenforceable, such provision shall be limited as necessary to render it valid and enforceable, and the remaining provisions and any application thereof shall continue in full force and effect without being impaired or invalidated in any way.

17.9 Notices. Except as otherwise expressly provided herein, any notice herein required or permitted to be given shall be in writing and shall be personally served or sent by overnight courier, by registered mail or certified mail, postage prepaid, or by E-mail and shall be deemed to be effective (a) if personally delivered, upon delivery, (b) if sent by overnight courier, or E-mail, one (1) day after notice is sent, and (c) if sent by registered or certified mail, three (3) days after notice is sent. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is served as provided in this Section 17.9) shall be as set forth in the opening paragraph of this Agreement, provided that in the case of Silgan, each such notice shall be directed to its Vice President – Sales and Marketing with a copy to its General Counsel, and in the case of Del Monte shall be directed to its Vice President – Procurement with a copy to its

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

General Counsel. Any notices sent by E-mail must also be contemporaneously sent by registered or certified mail.

17.10 Construction of Agreement. This Agreement shall be construed in accordance with its plain meaning and not against either party as the drafting party. Headings contained in this Agreement are for convenience only and are not a part of this Agreement and do not in any way interpret, limit or amplify the scope, extent or intent of this Agreement or any of the provisions hereof. A Glossary of Definitions included in this Agreement is set forth at Exhibit I. This Agreement replaces and supersedes all prior agreements between the parties with respect to the subject matter hereof, except for confidentiality agreements which have been executed from time to time, which shall continue in effect in accordance with their respective terms. No course of dealing or usage of the trade shall be applicable unless expressly incorporated into this Agreement.

17.11 Governing Law and Venue. The parties agree that the provisions of this Agreement shall be governed by and interpreted in accordance with the laws of the State of California, excluding its conflicts of law provisions.

17.12 Dispute Resolution.

17.12.1	Should any dispute, controversy or claim arising out of, relating to or in connection with this Agreement, including, without limitation, any dispute regarding its validity or termination, or the performance or breach thereof (each, a “Dispute”), arise between the parties under this Agreement, senior operating representatives of the parties shall negotiate in good faith in an effort to reach a mutually agreeable resolution for a period of forty-five (45) days. If the Dispute remains unresolved following such negotiations, representatives of the parties at the senior levels shall negotiate in good faith in an effort to reach a mutually agreeable resolution for an additional period of forty-five (45) days. If the Dispute has not been resolved after the foregoing negotiations have taken place, the parties may agree to submit the matter to alternative dispute resolution (including mediation or arbitration) pursuant to procedures to be mutually agreed, or either party may submit the matter to a court of competent jurisdiction for resolution (subject to Section 17.12.2).

17.12.2	The state and federal courts sitting in California shall have exclusive jurisdiction with regard to any matter that may be litigated pursuant to this Agreement, and such litigation shall be instituted and litigated in the state or federal courts in Los Angeles County, State of California, if litigation is initiated by Del Monte, or the City and County of San Francisco, California, if litigation is initiated by Silgan. Each party waives any right to a trial by jury and to a change of venue or change of jurisdiction and hereby submits to and acknowledges the jurisdiction of any such court, state or federal, as provided herein.

17.13 Indemnity.

17.13.1	(a) Silgan shall defend and indemnify Del Monte from and against any and all claims, demands, actions, causes of action, damages, judgments, and costs and expenses, including reasonable attorneys’ fees (collectively, “Damages”), attributable to bodily injury, sickness, disease or death of any person or persons, including employees of Silgan or Del Monte or any third party, or to property damage, that are brought against and/or incurred by Del Monte and which are caused by or result directly from Silgan’s willful misconduct, gross negligence or breach of warranties expressly made hereunder, or which occur on property owned, leased or controlled by Silgan (except to the extent Del Monte or such person is at fault); provided, that Silgan shall have no indemnification obligations under this Section 17.13.1(a) to the extent Damages are (i) based upon a defective Container and the subject Container conforms to the Container Specifications and express warranties made by Silgan in this Agreement, or (ii) caused by or result directly from Del Monte’s willful misconduct, gross negligence or breach of warranties expressly made hereunder.

(b) Del Monte shall: (i) promptly notify Silgan of any such claim or action that is within this indemnity provision; (ii) reasonably cooperate with Silgan in the defense of such claim or action; and (iii) permit Silgan to control the defense and settlement of such claim or action; provided, however, [***]*.

17.13.2	Del Monte shall defend and indemnify Silgan from and against any and all Damages attributable to bodily injury, sickness, disease or death of any person or persons, including employees of Del Monte or Silgan or any third party, or to property damage, that are brought against and/or incurred by Silgan and which are caused by or result directly from Del Monte’s willful misconduct or gross negligence hereunder, or which occur on property owned, leased or controlled by Del Monte (except to the extent Silgan is at fault and excluding property leased by Del Monte to Silgan); provided that Del Monte shall have no indemnification obligations under this Section 17.13.2 to the extent the Damages are caused by or result directly from Silgan’s willful misconduct, gross negligence or breach of warranties expressly made hereunder. Silgan shall: (a) promptly notify Del Monte of any such claim or action; (b) reasonably cooperate with Del Monte in the defense of such claim or action; and (c) permit Del Monte to control the defense and settlement of such claim or action.

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

17.13.3	In connection with any claims covered by this Section 17.13, Del Monte and Silgan agree (i) to cooperate in the handling of such claims, (ii) to use counsel reasonably acceptable to the other party in the event of litigation, and (iii) [***]*.

17.14 Form Documents. The terms of this Agreement shall govern the sale by Silgan and the purchase by Del Monte of Containers. Form documents used by either party shall serve only to identify the Containers ordered or delivered and shall not be deemed to alter or otherwise modify this Agreement in any manner whatsoever.

17.15 Survival. In the event of termination or expiration of this Agreement, the parties’ payment obligations which have accrued prior thereto, Silgan’s warranty obligations in accordance with Exhibit E, Sections 9.2 and 16.4, and the parties’ obligations pursuant to Articles XI, XII, XIV and XVII shall survive such termination or expiration. The terms of this Section shall survive the termination of this Agreement.

17.16 Counterparts. This Agreement may be executed in one or more counterparts and counterparts signed in the aggregate by the parties shall constitute a single original instrument. The parties agree that a facsimile or PDF copy of a signature of a party hereto shall have the same effect and validity as an original signature.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first written above.

Del Monte Corporation		Silgan Containers LLC

By:	/s/ Nils Lommerin	By:	/s/ Rick Brewer
	Its: Chief Operating Officer		Its: Sr. Vice President – Sales and Marketing

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

EXHIBIT A

SPECIFICATIONS

See 5 Pages Following

SILGAN CONTAINERS

2010 Specifications

Size	Region	Category	DM Part #	Silgan COC	Specification	Container Shelf Life
209/211x304†	Crystal City	Citrus	SNS211304CS00	25.32.023	[***]*	[***]*
211 End	Crystal City	Spinach	SES211000SP00	26.00.635	[***]*	[***]*
211 Q Top 190†	Midwest	Vegetables	SEQ211000CC00	26.00.559	[***]*	[***]*
211x304	Crystal City	Spinach	SCQ211304SP02	26.32.494	[***]*	[***]*
211 x 304†	Crystal City	Vegetables	SCS211304VG00	26.32.503	[***]*	[***]*
300 End	Crystal City	Spinach	SES300000SP00	30.00.B15	[***]*	[***]*
300 Q Top .220†	Crystal City	Citrus/Vegetables	SEQ300000MU02	30.00.B97	[***]*	[***]*
300 Q Top .190	Crystal City	Vegetables	SEQ300000MU09	30.00.D08	[***]*	[***]*
300x407	Crystal City	Citrus - Mexico	SCS300407CS00	30.44.975	[***]*	[***]*
300x407†	Crystal City	Spinach	SCS300407SP01	30.44.B92	[***]*	[***]*
300x407†	Crystal City	Green Beans	SC2300407VP01	30.44.C27	[***]*	[***]*
401 End	Crystal City	Vegetables	SES401000MU06	41.00.449	[***]*	[***]*
401 End	Crystal City	Spinach	SES401000SP00	41.00.369	[***]*	[***]*
401x411†	Crystal City	Spinach	SCS401411SP01	41.46.634	[***]*	[***]*
401x411	Crystal City	Vegetables	SCS401411VC02	41.46.649	[***]*	[***]*
202x314	Midwest	Pineapple	SCS202314PN00	21.37.009	[***]*	[***]*
202x314	Midwest	Tomato/Citrus	SCS202314TC00	21.37.008	[***]*	[***]*
202 End	Midwest	Tomato/Citrus	SES202000MU00	21.00.039	[***]*	[***]*
211 End	Midwest	Vegetables	SES211000MU00	26.00.257	[***]*	[***]*
211 End	Midwest	Tomato	SES211000MU00	26.00.506	[***]*	[***]*
211 Q Top 220†	Midwest	Vegetables	SEQ211000VG02	26.00.578	[***]*	[***]*
211 Q Top 190†	Midwest	Vegetables	SEQ211000VG00	26.00.588	[***]*	[***]*
211x300	Midwest	Tomato	SCS211300TM00	26.30.213	[***]*	[***]*
211x304	Midwest	Vegetables	SC2211304VG00	26.32.495	[***]*	[***]*
211x304	Midwest	Cream Corn/Veg	SCS211304CC00	26.32.438	[***]*	[***]*
300 End	Midwest	Vegetables	SES300000MU00	30.00.686	[***]*	[***]*
300 End	Midwest	Cream Corn/VEG	SES300000CC00	30.00.B07	[***]*	[***]*
300 End	Midwest	Pickled Beet/VEG	SES300000PB00	30.00.958	[***]*	[***]*

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Size	Region	Category	DM Part #	Silgan COC	Specification	Container Shelf Life
300 End	Midwest	Vegetables/Root Crop	SES300000VG00	30.00.C47	[***]*	[***]*
300 End	Midwest	Broth	SES300000BR00	30.00.B52	[***]*	[***]*
300 Q Top 220†	Midwest	Veg & Sloppy Joe	SEQ300000MU00	30.00.B17	[***]*	[***]*
300 Q Top 220	Midwest	Vegetables	SEQ300000MU05	30.00.C92	[***]*	[***]*
300 Q Top 190	Midwest	Veg & Sloppy Joe	SEQ300000MU04	30.00.C65	[***]*	[***]*
300 Q Top 190	Midwest	Vegetables	TBD	30.00.D34	[***]*	[***]*
300 Q Top 190	Midwest	Vegetables	TBD	30.00.D04	[***]*	[***]*
300 Q Top 190	Midwest	Vegetables	TBD	30.00.D23	[***]*	[***]*
300x407†	Midwest	Tomato	SC2300407TM01	30.44.C27	[***]*	[***]*
300x407†	Midwest	Vegetables	SC2300407VP01	30.44.B86	[***]*	[***]*
300x407	Midwest	Vegetables	SC2300407VP01	30.44.B87	[***]*	[***]*
300x407	Midwest	Pickled Beet/VEG	SCS300407PB00	30.44.C74	[***]*	[***]*
300 x 407†	Midwest	Broth	SC2300407BR00	30.44.D16	[***]*	[***]*
303 End	Midwest	Vegetables/VAC CORN	SES303000VG01	32.00.152	[***]*	[***]*
303x308	Midwest	Vegetables/VAC CORN	SC2303308VG00	32.34.029	[***]*	[***]*
307 End	Midwest	Sloppy Joe	SES307000SJ00	34.00.579	[***]*	[***]*
307 End	Midwest	Spaghetti Sauce	SES307000TM00	34.00.511	[***]*	[***]*
307x512	Midwest	Sloppy Joe	SCS307512SJ00	34.56.180	[***]*	[***]*
307x512	Midwest	Spaghetti Sauce	SCS307512TM00	34.56.138	[***]*	[***]*
307x512	Midwest	Spaghetti Sauce	SCS307512TM00	34.56.164	[***]*	[***]*
401 End	Midwest	Vegetables	SES401000MU01	41.00.344	[***]*	[***]*
401 End	Midwest	Tomato	SES401000MU04	41.00.367	[***]*	[***]*
401 End	Midwest	Vegetables	SES401000VG01	41.00.354	[***]*	[***]*
401x411†	Midwest	Tomato	SCS401411TM01	41.46.617	[***]*	[***]*
401x411	Midwest	Vegetables	SCS401411VG01	41.46.592	[***]*	[***]*
404 End	Midwest	Tomato/CITRUS	SES404000TM01	42.00.203	[***]*	[***]*
404 End	Midwest	Tomato/CITRUS	SES404000TM01	42.00.244	[***]*	[***]*
404 End	Midwest	Vegetables	SES404000VG00	42.00.236	[***]*	[***]*
404 End	Midwest	Broth	SES404000BR00	42.00.173	[***]*	[***]*
404x700†	Midwest	Citrus	SCS404700CS00	42.70.142	[***]*	[***]*
404x700†	Midwest	Citrus	SCS404700CS01	42.70.331	[***]*	[***]*
404x700†	Midwest	Tomato Juice	SCS404700TM00	42.70.261	[***]*	[***]*
404x700†	Midwest	Tomato Juice	SCS404700TM01	42.70.338	[***]*	[***]*

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Size	Region	Category	DM Part #	Silgan COC	Specification	Container Shelf Life
404x700	Midwest	Vegetables	SCS404700VG00	42.70.234	[***]*	[***]*
404 x 700	Midwest	Broth	SCS404700BR00	42.70.313	[***]*	[***]*
603 End†	Midwest	Tomato HTH*	SES603000KM00	62.00.812	[***]*	[***]*
603 End	Midwest	Vegetables	SES603000VG00	62.00.784	[***]*	[***]*
603x700†	Midwest	Tomato HTH*	SCS603700KM00	62.70.C02	[***]*	[***]*
603x700†	Midwest	Vegetables	SCS603700VG00	62.70.A28	[***]*	[***]*
208/211x305	Northwest	Pears	SNQ211305FT00	24.33.019	[***]*	[***]*
211 End	Northwest	Pears	SES211000MU00	26.00.257	[***]*	[***]*
211x304†	Northwest	Vegetables	SCS211304VG00	26.32.501	[***]*	[***]*
211 Q Top 220†	Northwest	Vegetables	SEQ211000VG02	26.00.586	[***]*	[***]*
300 Q Top 220†	Northwest	Vegetables	SEQ300000MU00	30.00.B17	[***]*	[***]*
300x407†	Northwest	Cream Corn	SCS300407CC00	30.44.C98	[***]*	[***]*
300x407	Northwest	Cherries	SCS300407CH00	30.44.B17	[***]*	[***]*
300x407	Northwest	Fruit & Juice	SCS300407FJ00	30.44.104	[***]*	[***]*
300x407	Northwest	Pears/FRUIT	SCS300407PR00	30.44.716	[***]*	[***]*
300x407†	Northwest	Vegetables	SCS300407VG00	30.44.C96	[***]*	[***]*
300 End	Northwest	WK Corn	SES300000MU00	30.00.686	[***]*	[***]*
300 End	Northwest	Cream Corn	SES300000CC00	30.00.B07	[***]*	[***]*
300 End	Northwest	Pears/FRUIT	SES300000MU00	30.00.686	[***]*	[***]*
300 Q Top 190	Northwest	ALL FRUIT	SEQ300000MU04	30.00.C89	[***]*	[***]*
401x411	Northwest	Pears/FRUIT	SCS401411FT00	41.46.650	[***]*	[***]*
401 End	Northwest	Pears/FRUIT	SCS401000MU05	41.00.390	[***]*	[***]*
603x700†	Northwest	Pears/FRUIT	SCS603700PR00	62.70.C61	[***]*	[***]*
603 End	Northwest	Pears/FRUIT	SES603000MU01	62.00.778	[***]*	[***]*
202 End	West Coast	Tomato	SES202000MU00	21.00.039	[***]*	[***]*
202x306†	West Coast	Tomato	SCS202306TW00	21.33.025	[***]*	[***]*
208 End	West Coast	Fruit	SEQ208000FT00	24.00.051	[***]*	[***]*
208/211x305†	West Coast	Apricot/FRUIT	SNQ211305AP00	24.33.020	[***]*	[***]*
208/211x305†	West Coast	Fruit	SNQ211305FT00	24.33.019	[***]*	[***]*
208x200.5	West Coast	Fruit	SCQ208201FT00	24.21.039	[***]*	[***]*
208x200.5	West Coast	Pineapple	SCQ208201PN00	24.21.040	[***]*	[***]*
209/211x300†	West Coast	Tomato	SNS211300TW00	25.30.032	[***]*	[***]*
211 End	West Coast	Fruit	SES211000MU00	26.00.257	[***]*	[***]*

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Size	Region	Category	DM Part #	Silgan COC	Specification	Container Shelf Life
211 End	West Coast	Tomato	SES211000MU00	26.00.210	[***]*	[***]*
211X304†	West Coast	Zucchini	SCS211304VG00	26.32.482	[***]*	[***]*
211x402†	West Coast	Tomato	SCS211402TW00	26.41.015	[***]*	[***]*
214/300x407†	West Coast	Tomato HTH*	SNS300407KW00	27.44.031	[***]*	[***]*
214/300x407†	West Coast	Tomato	SNS300407TW00	27.44.036	[***]*	[***]*
214/300x407†	West Coast	Tomato	SNS300407TW00	27.44.035	[***]*	[***]*
300 End†	West Coast	Tomato HTH*	SES300000KW00	30.00.959	[***]*	[***]*
300 End†	West Coast	Fruit (sanitary end)	SES300000MU00	30.00.686	[***]*	[***]*
300 End†	West Coast	Tomato/Zucchini	SES300000MU02	30.00.B02	[***]*	[***]*
300 Q Top 190	Northwest	Fruit	TBD	30.00.C89	[***]*	[***]*
300 Q Top 190	West Coast	Fruit	SEQ300000MU02	30.00.B56	[***]*	[***]*
300 Q Top 190	West Coast	Fruit	SEQ300000MU03	30.00.D32	[***]*	[***]*
300x407†	West Coast	Apricots	SCS300407AP00	30.44.104	[***]*	[***]*
300x407†	West Coast	Fruit	SCS300407FT00	30.44.716	[***]*	[***]*
300x407†	West Coast	Zucchini	SCS300407VG01	30.44.077	[***]*	[***]*
300x414†	West Coast	Tomato	SCS300414TW01	30.47.043	[***]*	[***]*
307 End	West Coast	Spaghetti Sauce	SES307000TW00	34.00.463	[***]*	[***]*
307 End	West Coast	Spaghetti Sauce	SES307000TW01	34.00.511	[***]*	[***]*
307x512	West Coast	Spaghetti Sauce	SCS307512TW00	34.56.181	[***]*	[***]*
307x512	West Coast	Spaghetti Sauce	SCS307512TW01	34.56.172	[***]*	[***]*
401 End	West Coast	Tomato	SES401000MU03	41.00.477	[***]*	[***]*
401 End	West Coast	Fruit	SES401000MU05	41.00.390	[***]*	[***]*
401x411	West Coast	Fruit	SCS401411FT02	41.46.650	[***]*	[***]*
401x411†	West Coast	Tomato	SCS401411TW01	41.46.658	[***]*	[***]*
603 End†	West Coast	Fruit	SES603000FT01	62.00.783	[***]*	[***]*
603 End†	West Coast	Tomato HTH*	SES603000KW00	62.00.759	[***]*	[***]*
603 End†	West Coast	Fruit	SES603000MU01	62.00.356	[***]*	[***]*
603 End†	West Coast	Tomato	SES603000TW00	62.00.565	[***]*	[***]*
603x700†	West Coast	Fruit	SCS603700FJ00	62.70.C82	[***]*	[***]*
603x700†	West Coast	Fruit	SCS603700FT00	62.70.C23	[***]*	[***]*
603x700†	West Coast	Fruit	SCS603700FT01	62.70.B58	[***]*	[***]*
603x700†	West Coast	Tomato HTH*	SCS603700KW00	62.70.C03	[***]*	[***]*
603x700†	West Coast	Tomato	SCS603700TW00	62.70.C04	[***]*	[***]*

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

*	Tomato HTH = Hard to Hold products which include ketchup, organic tomato products (15oz), sweet & sour sauce, cocktail sauce, salsa, Petite Tomatoes with Jalapenos, Zesty Jalapeno, Zesty Chili Diced, zesty green chili, Sloppy Joe.
**	[***]*
†	[***]*

Del Monte Locations:
Crystal City, TX	Plymouth, IN
ICMOSA (Puebla, Mexico)	Yakima, WA
Mendota, IL	Toppenish, WA
Markesan, WI	Modesto, CA
Cambria, WI	Kingsburg, CA
Plover, WI	Hanford, CA
Sleepy Eye, MN

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

EXHIBIT A-1

SPECIFICATION CHANGES

A. Specification Changes Generally: For purposes of this Agreement, a “Specification Change” shall mean any change to the Specifications in the normal course for any Container then listed on Exhibit A which can be implemented by Silgan and Del Monte without significant operational cost increases and without significant capital investments. Examples of Specification Changes include, without limitation, (a) new coatings or laminates which are commercially available and do not require a material change in the process of applying such coatings or using such laminates (e.g., the use of a different chemical composition which exists as of the Effective Date), (b) changes to the metal composition (e.g.: temper, gauge, thickness, coating) or substrate (e.g.: tab stock) which can be implemented without significant operational cost increases, and (c) a change in the size of a Container which is, at the time of the request for the change, within the capabilities of Silgan at the facility supplying the Container with minimal re-tooling costs, and is to a size not covered by this Agreement.

B. Specification Changes without Capital: In the event Del Monte wishes to make a Specification Change which does not require capital investment or any other significant non-recurring cost for Silgan (as mutually agreed by the parties), Del Monte shall request such Specification Change, and Silgan agrees to comply with any reasonable request for such change as promptly as possible. In the event that any such Specification Change, or any Specification Change proposed by Silgan, increases or decreases Silgan’s cost to produce the Containers, Silgan shall promptly notify Del Monte of the adjustment of prices for the related Containers necessary to implement such Specification Change, which shall equal [***]*. Within thirty (30) days of Del Monte’s receipt of such notification, Del Monte shall notify Silgan whether Del Monte desires to implement such Specification Change. Del Monte and Silgan will also negotiate in good faith for any appropriate changes to this Agreement, including, without limitation any changes to the warranty provisions set forth in Exhibit E, as a result of any such Specification Change. Upon implementation of a Specification Change, Exhibits A and B shall be revised accordingly.

C. Procedure for Specification Changes that Require Capital: In the event Del Monte wishes to make a Specification Change that requires capital investment (as mutually agreed by the parties), Del Monte shall request such Specification Change, and Silgan agrees to comply with any reasonable request for such change as promptly as possible. Promptly upon Silgan’s receipt of a request for such Specification Change, Silgan shall notify Del Monte of (i) the scope of the capital investment such Specification Change would require, (ii) any non-recurring costs (e.g., engineering or development support; one time manufacturing change, etc.) such Specification Change would require, and (iii) the actual cost changes such Specification Change would require. In addition, Silgan will provide Del Monte with the estimated price per thousand

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

A-1-1

units to implement the Specification Change that includes (i), (ii), and (iii) above (“Estimated Specification Change Implementation Price”). Within thirty (30) days of Del Monte’s receipt of such notification, Del Monte shall notify Silgan whether Del Monte desires to implement such Specification Change. If Del Monte desires to implement the Specification Change, upon completion of the implementation of such change, the Estimated Specification Change Implementation Price for the respective Container shall be adjusted as follows: (a) with respect to the required capital investment and the non-recurring costs that can be capitalized (collectively, the “Capital Charges”), the price of such Container shall be increased by [***]*; (b) with respect to the non-recurring costs that cannot be capitalized, such costs shall be billed to Del Monte when they are incurred by Silgan or as otherwise agreed to by the parties; (c) with respect to actual changes in Silgan’s costs, (1) in the event of a decrease in Silgan’s costs, [***]* percent ([***]*%) of such decrease shall be allocated to the price of such Container, or (2) in the event of an increase in Silgan’s costs, [***]* percent ([***]*%) of such increase shall be allocated to the price of such Container; and (d) the changes to the Estimated Specification Change Implementation Price as a result of Exhibit B-2 price adjustments during the implementation period shall be included. An example of determination of the Estimated Specification Change Implementation Price is set forth in Exhibit A-1A to this Exhibit A-1. Del Monte and Silgan will also negotiate in good faith for any appropriate changes to this Agreement, including, without limitation, any changes to the warranty provisions set forth in Exhibit E, as a result of any such Specification Change. Upon implementation of a Specification Change, Exhibits A and B shall be revised accordingly. [***]*

D. Effectiveness of Price Changes: Any adjustments in the price for any Containers in accordance with this Exhibit A-1 shall be effective immediately upon the completion of the implementation of the related changes to the Specifications and shall thereafter be adjusted in accordance with the terms of Exhibit B-2.

E. [***]*

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

A-1-2

EXHIBIT A-1A

ESTIMATED SPECIFICATION CHANGE IMPLEMENTATION PRICE

See 2 Pages Following

A-1A-1

Exhibit A-1A

INVESTMENT REIMBURSEMENT & COST SAVINGS SHARING METHODOLOGY

Del Monte 300 QT for Thinwall can - EXAMPLE ONLY

Assume 2 Years Remaining on Contract

ASSUMPTIONS

Investment:	[***]*

Percentage Usage:	[***]*

Investment Charge:	[***]*

Silgan Cost of Capital:	[***]*

Total Savings:	[***]*

Del Monte Savings:	[***]*

Savings to Del Monte:	[***]*

Savings Begin in Year:	[***]*

Silgan Sales Volume:	[***]*

Del Monte Can Volume:	[***]*

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

A-1A-1

DEL MONTE’S NET SAVINGS, TOTAL AND PER THOUSAND

Yr.	Unamortized Balance (000’s)	Investment Charge	Financing Cost	Total Charges	Usage of [***]*	Manuf. Savings @ [***]*	Net Payments to Del Del Monte	To Annualize	Average Savings/M

1	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*

2	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

A-1A-2

EXHIBIT A-2

NEW CONTAINERS AND NEW TECHNOLOGIES

A. Definitions: The terms below shall have the meanings set forth for purposes of this Exhibit and the remainder of the Agreement:

a.	“Development Agreement” means an agreement to develop a New Container or New Technology. Such agreement shall specify the scope and responsibility of the parties in the development effort and establish milestones and timeframes for the development and the commercial relationship to be established following a successful development, including any exclusivity or other commercial terms not covered by this Agreement.

b.	“Development(s)” means a party’s existing, planned and/or contemplated packaging technology developments (including, without limitation, New Containers, New Technology and Silgan New Technology) for Covered Products.

c.	[***]*

d.	[***]*

e.	“Intellectual Property” means any trademarks (registered or unregistered), service marks, trade names (registered or unregistered), computer software, computer programs, databases and related manuals, copyrights, trade secrets, know-how, processes, methods, patents and patent rights, inventor’s certificates and invention disclosures and other legal rights which, all or in part, would form the basis for a legal claim based upon the unauthorized making, using, marketing, selling or other commercialization of technology, and in each case including all registrations, applications, applications for registrations, and any renewals, continuations and extensions therefore or thereof, together with any licenses and similar agreements relating to any of the foregoing.

f.	“Metal” means steel, aluminum or a combination of steel and aluminum.

g.	“New Container” means a Can, an End, or a Can and End, that: (i) when requested by Del Monte or offered by Silgan, is not covered under Exhibit A (as amended from time-to-time); [***]*.

h.	“New Technology” means a significant change to the packaging of Covered Products that [***]*.

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

A-2-1

i.	“Silgan New Technology” means New Technology that is developed by Silgan, and which contains Intellectual Property owned by Silgan, including, without limitation, any New Technology which is acquired by Silgan from a third party and which is not subject to confidentiality or exclusivity obligations to any third party prior to such acquisition by Silgan which would prevent its disclosure to, or use on behalf of Del Monte.

j.	“Technology Meetings” mean meetings to be held by the parties for the purpose of sharing Developments and interests relating to Covered Products.

k.	[***]*

l.	[***]*

B. Technology Meetings. The parties shall form a working group to identify and implement joint projects relating to the development, improvement and manufacturing of Cans and Ends for the Covered Products. The parties shall conduct such activities through periodic Technology Meetings that shall be held at least semi-annually [***]*. The parties shall keep minutes of each periodic Technology Meeting (with the parties alternating minute-taking responsibility) and draft minutes shall be distributed to each participant at each meeting within one (1) week of the completion of a meeting. Either party shall have the right to schedule a Technology Meeting upon at least ten (10) business days prior written notice to the other party.

C. New Containers. (i) [***]*

(ii) If Silgan proposes a New Container to Del Monte and Del Monte accepts Silgan’s proposal for such New Container, Exhibits A and B shall be revised accordingly.

D. New Technology Proposed by Del Monte. [***]*

E. Silgan New Technology. [***]* If the parties are successful in developing and commercializing a Silgan New Technology Container, and the parties enter into a commercial agreement (or amend this Agreement) related to the supply of such Silgan New Technology Container, Exhibits A and B shall be amended to incorporate such Silgan New Technology Container.

F. [***]*

G. Ownership of Intellectual Property. All ownership of, rights and title to and interest in any Intellectual Property provided by a party in connection with the research and development cooperation pursuant to this Exhibit A-2 shall remain the property of such party, and the other

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

A-2-2

party shall not obtain any ownership of, rights or title to or interest in any such Intellectual Property; [***]*.

H. Miscellaneous Provisions. Notwithstanding the foregoing provisions:

a.	Nothing in this Exhibit A-2 shall obligate a party at any time to violate the terms of a third party confidentiality agreement.

b.	The purchase of New Containers or New Technology Containers under any provision set forth above shall [***]*.

c.	In the event the parties enter into a Development Agreement in connection with the development of any New Container or New Technology: [***]*.

d.	[***]*

e.	[***]*

f.	[***]*

g.	[***]*

h.	[***]*

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

A-2-3

EXHIBIT A-3

[***]*

[three pages omitted]

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

A-3-1

EXHIBIT A-4

COST SAVINGS PROVISIONS

A. On a quarterly basis throughout the Term, representatives of Del Monte and Silgan shall meet at mutually agreeable times to identify, discuss, analyze and develop mutually acceptable cost savings projects, [***]*.

B. [***]*

C. The administration of price changes will be as follows:

a.

When an agreed to cost reduction is based on Can or End Specification, except for those exclusions as provided in the Agreement, the price list will be changed to reflect the Specification Change [***]*.

b.	[***]*

c.	[***]*

d.	In the event either party is required to make a capital investment for the other party to realize a cost savings, the parties agree to discuss the mechanism to recover such capital investment.

e.	[***]*

D. [***]*

E. [***]*

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

A-4-1

EXHIBIT A-5

[***]*

[two pages omitted]

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

A-5-1

EXHIBIT A-6

DEL MONTE FACILITIES

Facilty	Address	City	State	ZIP
Crystal City	2205 Old Uvalde Hwy.	Crystal City	TX	78839
ICMOSA-Mexico	Carretera a General Teran Klm 1	Montemorelos	N.L	67500
Mendota	347 North 43rd Road	Mendota	IL	61342
Markesan	680 East John Street	Markesan	WI	53946
Cambria	801 West Commerce Street	Cambria	WI	53923
Plover	1400 Plover Road	Plover	WI	54467
Sleepy Eye	RT.14 – West City Limits	Sleepy Eye	MN	56085
Plymouth	506 West North Street	Plymouth	IN	46563
Yakima	108 W. Walnut Street	Yakima	WA	98902
Toppenish	49 E. 3rd Avenue	Toppenish	WA	98948
Modesto	4000 Yosemite Boulevard	Modesto	CA	95357
Kingsburg	1101 Marion Street	Kingsburg	CA	93631
Hanford	10652 Jackson Avenue	Hanford	CA	93230

A-6-1

EXHIBIT B

PRICE AND PRICE ADJUSTMENTS

B-1

EXHIBIT B-1

Initial Prices

1 INITIAL PRICES

[***]* the January 1, 2010 prices shall be [***]*. Prices per thousand Containers effective August 1, 2010 are set forth on the tables found at the 5 pages following. Such prices are subject to change as set forth in Exhibit B-2 or as otherwise provided in this Agreement and the price changes from January 31, 2010 to the attached prices were made in accordance with Exhibit B-2 or were specifically agreed to by the parties.

2. [***]*

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

B-1-1

Del Monte Price List

Effective 8/1/2010

						Can Specs			Attached End Specs			Customer End Specs						7/1/09 FOB Price	8/1/2010 FOB Price
Ref #	Size	Type	Packing Plant	Product	Mfg Plant	Wgt	Tin	Base	Wgt	Tin	Base	Wgt	Tin	Base	Ship To	COC	DM Part No.
[***]*	202x306	3PC	West	Tomatoes	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				472163	21.33.025	SCS202308TW00	$[***]*	$[***]*
[***]*	202x314	3PC	Midwest	Litho PYA	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				62210	21.37.009	SCS202314PN00	$[***]*	$[***]*
[***]*	202x314	3PC	Midwest	Citrus/Snapp Tom	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				62210	21.37.008	SCS202314TC00	$[***]*	$[***]*
[***]*	208x200.5	3PC (ALEZO)	West	PINEAPPLE	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				115668	24.21.040	SCQ208201PN00	$[***]*	$[***]*
[***]*	208x200.5	3PC (ALEZO)	West	Mandarin Oranges	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				117785	24.21.042	SCQ208201MO00	$[***]*	$[***]*
[***]*	208x200.5	3PC (ALEZO)	West	FRTCUP	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				115888	24.21.039	SCQ208201FT00	$[***]*	$[***]*
[***]*	208/211x305	3PC (ALEZO)	West	Fruit	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				115888	24.33.019	SNQ211305FT00	$[***]*	$[***]*
[***]*	208/211x305	3PC (ALEZO)	West	Fruit	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				115888	24.33.020	SNQ211305FT00	$[***]*	$[***]*
[***]*	208/211x300	3PC	West	Tomatoes	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				472163	26.30.032	SNS211300TW00	$[***]*	$[***]*
[***]*	208/211x300	3PC	West	Tomatoes	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				472163	26.30.035	SNS211300TW00	$[***]*	$[***]*
[***]*	208/211x300	3PC	West	Tomatoes	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				472163	25.30.035	SNS211300TW00	$[***]*	$[***]*
[***]*	208/211x304	3PC	Crystal City	Citrus	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				129699	25.32.023	SNS211304CS00	$[***]*	$[***]*
[***]*	211x300	D&I	Midwest	Tomatoes	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				82210	26.30.213	SC2211300TM00	$[***]*	$[***]*
[***]*	211x304	3PC	Crystal City	Spinach	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				129689	26.32.505	SCS211304SP01	$[***]*	$[***]*
[***]*	211x304	JPC (QT Alum Tab)	Crystal City	Vegetables	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				129689	26.32.494	SCQ211304SP01	$[***]*	$[***]*
[***]*	211x304	D&I	Crystal City	Vegetables	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				129699	26.32.503	SC2211304VC00	$[***]*	$[***]*
[***]*	211x304	3PC	Midwest	Corn	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				62252	26.32.438	SCS211304OC00	$[***]*	$[***]*
[***]*	211x304	D&I	Midwest	Greenbeans/Litho	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				62201	26.32.495	SCS211304VG00	$[***]*	$[***]*
[***]*	211x304	3PC	West	Zucchini	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				117785	26.32.482	SCS211304VG00	$[***]*	$[***]*
[***]*	211x304	3PC	Northwest	Vegetables	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				138317	26.32.501	SCS211304VG00	$[***]*	$[***]*
[***]*	211x402	3PC	West	Tomatoes	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				472163	26.41.018	SCS211402TW00	$[***]*	$[***]*
[***]*	214/300x407	3PC	West	Tomatoes	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				472163	27.44.021	SNS300407TW00	$[***]*	$[***]*
[***]*	214/300x407	3PC	West	Tomatoes	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				472163	27.44.029	SNS300407TW00	$[***]*	$[***]*
[***]*	214/300x407	3PC	West	Tomatoes	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				472163	27.44.005	SNS300407TW00	$[***]*	$[***]*
[***]*	214/300x407	3PC	West	Tomatoes	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				472163	27.44.005	SNS300407TW00	$[***]*	$[***]*
[***]*	214/300x407	3PC	West	Tomatoes	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				472163	27.44.005	SNS300407TW00	$[***]*	$[***]*
[***]*	300x407	3PC	Crystal City	Vegetables	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				129599	30.44.852	SCS300407SP01	$[***]*	$[***]*
[***]*	300x407	3PC	Crystal City	Citrus	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				129599	30.44.975	SCS300407CS00	$[***]*	$[***]*
[***]*	300x407	D&I	Crystal City	Vegetables	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				129599	30.44.C27	SCS300407VP01	$[***]*	$[***]*
[***]*	300x407	3PC	Midwest	Pickled Beets	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				62228	30.44.C74	SCS300407PS00	$[***]*	$[***]*
[***]*	300x407	3PC	Midwest	Vegetables	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				62201	30.44.C96	SCS300407VG00	$[***]*	$[***]*
[***]*	300x407	D&I	Midwest	Tomatoes	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				62210	30.44.C27	SC2300407TM00	$[***]*	$[***]*
[***]*	300x407	D&I	Midwest	Vegetables	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				62228	30.44.879	SC2300407VP01	$[***]*	$[***]*
[***]*	300x407	D&I	Midwest	Vegetables	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				62228	30.44.857	SC2300407VP01	$[***]*	$[***]*
[***]*	300x407	D&I	Midwest	Vegetables	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				62228	30.44.888	SC2300407VP01	$[***]*	$[***]*
[***]*	300x407	D&I	Midwest	Vegetables	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				02228	30.44.016	SC2300407VP02	$[***]*	$[***]*
[***]*	300x407	D&I	Midwest	Vegetables	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				02228	30.44.019	SC2300407VP02	$[***]*	$[***]*
[***]*	300x407	3PC	Northwest	Fruit	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				228755	30.44.718	SCS30C407PR00	$[***]*	$[***]*
[***]*	300x407	3PC	Northwest	Fruit	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				226766	30.44.C14	SCS300407PR00	$[***]*	$[***]*
[***]*	300x407	3PC	Northwest	Fruit Juice	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				226755	30.44.104	SCS300407FS00	$[***]*	$[***]*
[***]*	300x407	3PC	Northwest	Vegetables	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				120317	30.44.C95	SCS300407VG00	$[***]*	$[***]*
[***]*	300x407	3PC	Northwest	Vegetables (Litho)	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				138317	30.44.C95	SCS300407CC00	$[***]*	$[***]*
[***]*	300x407	3PC	Northwest	Cherry	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				228765	30.44.B17	SCS300407CH00	$[***]*	$[***]*
[***]*	300x407	3PC	West	Zucchini	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				117786	30.44.B77	SCS300407VG01	$[***]*	$[***]*
[***]*	300x407	3PC	West	Fruit	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				115668	30.44.715	SCS300407FT00	$[***]*	$[***]*
[***]*	300x407	3PC	West	Fruit	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				115668	30.44.B26	SCS300407FT00	$[***]*	$[***]*
[***]*	300x407	3PC	West	Fruit	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				115668	30.44.C14	SCS300407AP00	$[***]*	$[***]*

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

B-1-2

Del Monte Price List

Effective 8/1/2010

						Can Specs			Attached End Specs			Customer End Specs									7/1/09 FOB Price	8/1/2010 FOB Price
Ref #	Size	Type	Packing Plant	Product	Mfg Plant	Wgt	Tin	Base	Wgt	Tin	Base	Wgt		Tin		Base		Ship To	COC	DM Part No.
[***]*	300x407	3PC	West	Fruit	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*							115668	30.44.739	SCS300407AP00	$[***]*	$[***]*
[***]*	300x407	3PC	West	Apricot	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*							115668	30.44.104	SCS300407AP00	$[***]*	$[***]*
[***]*	300x414	3PC	West	Tomatoes	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*							472103	30.47.043	SCS300414TW01	$[***]*	$[***]*
[***]*	303x308	DRD	Midwest	VAC CORN	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*							728131	32.34.029	SC2303305VC00	$[***]*	$[***]*
[***]*	307x512	3PC	Midwest	SPAG-SCE	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*							62210	34.56.138	SCS307512TM00	$[***]*	$[***]*
[***]*	307x512	3PC	Midwest	SPAG-SCE	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*							62210	34.56.164	SCS307512TM00	$[***]*	$[***]*
[***]*	307x512	3PC	Midwest	Sloppy Joe	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*							62210	34.56.180	SCS307512SJ00	$[***]*	$[***]*
[***]*	307x512	3PC	West	SPAG-SCE	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*							472103	34.56.169	SCS307512TW00	$[***]*	$[***]*
[***]*	307x512	3PC	West	SPAG-SCE	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*							472103	34.56.151	SCS307512TW00	$[***]*	$[***]*
[***]*	307x512	3PC	West	SPAG-SCE	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*							472163	34.56.172	SCS307512TW01	$[***]*	$[***]*
[***]*	401x411	3PC	Crystal City	Spinach	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*							129699	41.48.834	SCS401411SP01	$[***]*	$[***]*
[***]*	401x411	3PC	Crystal City	Vegetables	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*							129699	41.46.649	SCS401411VC02	$[***]*	$[***]*
[***]*	401x411	3PC	Crystal City	Vegetables	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*							129699	41.46.654	SCS401411VC02	$[***]*	$[***]*
[***]*	401x411	3PC	Midwest	Vegetables	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*							82201	41.46.502	SCS401411VC01	$[***]*	$[***]*
[***]*	401x411	3PC	Midwest	Tomatoes	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*							62210	41.46.617	SCS401411TM00	$[***]*	$[***]*
[***]*	401x411	3PC	Midwest	Tomatoes	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*							62210	41.46.666	SCS401411TM00	$[***]*	$[***]*
[***]*	401x411	3PC	Northwest	Fruit	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*							225755	41.45.650	SCS401411FT02	$[***]*	$[***]*
[***]*	401x411	3PC	West	Fruit	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*							225755	41.45.650	SCS401411FT02	$[***]*	$[***]*
[***]*	401x411	3PC	West	Fruit	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*							225755	41.45.651	SCS401411FT02	$[***]*	$[***]*
[***]*	401x411	3PC	West	Fruit	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*							117785	41.48.494	SCS401411FT00	$[***]*	$[***]*
[***]*	401x411	3PC	West	Tomatoes	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*							472163	41.48.658	SCS401411TW00	$[***]*	$[***]*
[***]*	404x700	3PC	Midwest	Citrus	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*							62210	42.70.142	SCS474700CS900	$[***]*	$[***]*
[***]*	404x700	3PC	Midwest	Citrus	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*							62210	42.70.331	SCS404700CS900	$[***]*	$[***]*
[***]*	404x700	3PC	Midwest	Tomato Juice	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*							62210	42.70.261	SCS404700TM00	$[***]*	$[***]*
[***]*	404x700	3PC	Midwest	Tomato Juice	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*							62210	42.70.338	SCS404700TM00	$[***]*	$[***]*
[***]*	404x700	3PC	Midwest	Green Beans	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*							62228	42.70.253	SCS404700VG00	$[***]*	$[***]*
[***]*	404x700	3PC	Midwest	Green Beans	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*							62228	42.70.234	SCS4D4700VG00	$[***]*	$[***]*
[***]*	603x700	3PC	Midwest	Vegetables	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*							62228	62.70.A28	SCS603700VG00	$[***]*	$[***]*
[***]*	603x700	3PC	Midwest	Vegetables	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*							62228	62.70.C88	SCS603700VG00	$[***]*	$[***]*
[***]*	603x700	3PC	Midwest	Tomatoes HTH	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*							62210	62.70.C02	SCS603700TM00	$[***]*	$[***]*
[***]*	603x700	3PC	Northwest	Fruit	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*							228755	62.70.C89	SCS603700FT00	$[***]*	$[***]*
[***]*	603x700	3PC	Northwest	Fruit	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*							228755	62.70.C61	SCS603700FT00	$[***]*	$[***]*
[***]*	603x700	3PC	Northwest	Fruit	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*							228755	62.70.371	SCS603700FT00	$[***]*	$[***]*
[***]*	603x700	3PC	West	Fruit	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*							115668	62.70.A52	SCS603700FT00	$[***]*	$[***]*
[***]*	603x700	3PC	West	Fruit	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*							115668	62.70.A59	SCS603700FT00	$[***]*	$[***]*
[***]*	603x700	3PC	West	Fruit	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*							115668	62.70.C23	SCS603700FT00	$[***]*	$[***]*
[***]*	603x700	3PC	West	Fruit	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*							117785	62.70.B58	SCS603700FT01	$[***]*	$[***]*
[***]*	603x700	3PC	West	Fruit	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*							117785	62.70.A21	SCS603700FT01	$[***]*	$[***]*
[***]*	603x700	3PC	West	Fruit/Juice	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*							116568	62.70.C82	SCS603700FJ00	$[***]*	$[***]*
[***]*	603x700	3PC	West	Tomatoes	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*							472163	62.70.C04	SCS603700TW00	$[***]*	$[***]*
[***]*	603x700	3PC	West	Ketchup/Vinegar	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*							472163	62.70.C03	SCS603700KW00	$[***]*	$[***]*
[***]*	202	SAN	Midwest	LITHO P/A	[***]*							[	***]*	[	***]*	[	***]*	472163	21.00.039	SES202000MU00	$[***]*	$[***]*
[***]*	202	SAN	West	Tomatoes	[***]*							[	***]*	[	***]*	[	***]*	472163	21.00.039	SES202000MU00	$[***]*	$[***]*
[***]*	208	SAN	West	PINEAPPLE	[***]*							[	***]*	[	***]*	[	***]*	116568	24.00.051	SEO208000FT00	$[***]*	$[***]*
[***]*	208	SAN	West	FRTCUP	[***]*							[	***]*	[	***]*	[	***]*	117786	24.00.051	SES208000FT00	$[***]*	$[***]*
[***]*	211	SAN	Crystal City	Spinach	[***]*							[	***]*	[	***]*	[	***]*	129599	26.00.535	SES211000SP00	$[***]*	$[***]*
[***]*	211	SAN	Crystal City	Vegetables	[***]*							[	***]*	[	***]*	[	***]*	129599	26.00.697	SES211000MU00	$[***]*	$[***]*

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

B-1-3

Del Monte Price List

Effective 8/1/2010

						Can Specs			Attached End Specs			Customer End Specs						7/1/09 FOB Price	8/1/2010 FOB Price
Ref #	Size	Type	Packing Plant	Product	Mfg Plant	Wgt	Tin	Base	Wgt	Tin	Base	Wgt	Tin	Base	Ship To	COC	DM Part No.
[***]*	211	QT Alum Tab*	Crystal City	Green Beans/Litho	[***]*							[***]*	[***]*	[***]*	62228	26.00.559	SEQ211000CC00	$[***]*	$[***]*
[***]*	211	SAN	Midwest	Vegetables	[***]*							[***]*	[***]*	[***]*	62210	26.00.210	SES211000MU00	$[***]*	$[***]*
[***]*	211	SAN	Midwest	Tomatoes	[***]*							[***]*	[***]*	[***]*	62210	26.00.508	SES211000MU00	$[***]*	$[***]*
[***]*	211	QT Alum Tab*	Midwest	Vegetables (Litho/P	[***]*							[***]*	[***]*	[***]*	62228	26.00.559	SEQ211000CC00	$[***]*	$[***]*
[***]*	211	QT Alum Tab*	Midwest	Green Beans/Litho	[***]*							[***]*	[***]*	[***]*	62236	26.00.536	SEQ211000CC00	$[***]*	$[***]*
[***]*	211	QT Alum Tab*	Midwest	Green Beans/Litho	[***]*							[***]*	[***]*	[***]*	62252	26.00.544	SEQ211000CC00	$[***]*	$[***]*
[***]*	211	QT Alum Tab*	Midwest	Green Beans/Litho	[***]*							[***]*	[***]*	[***]*	62252	26.00.732	SEQ211000CC00	$[***]*	$[***]*
[***]*	211	QT Alum Tab*	Midwest	Green Beans/Litho	[***]*							[***]*	[***]*	[***]*	62218	26.00.739	SEQ211000CC00	$[***]*	$[***]*
[***]*	211	SAN	Northwest	Fruit	[***]*							[***]*	[***]*	[***]*	226756	26.00.257	SES211000MU00	$[***]*	$[***]*
[***]*	211	QT Alum Tab*	Northwest	Vegetables	[***]*							[***]*	[***]*	[***]*	138317	26.00.686	SEQ211000CC00	$[***]*	$[***]*
[***]*	211	SAN	West	Fruit	[***]*							[***]*	[***]*	[***]*	115568	26.00.257	SES211000MU00	$[***]*	$[***]*
[***]*	211	SAN	West	Fruit	[***]*							[***]*	[***]*	[***]*	115568	26.00.634	SES211000MU00	$[***]*	$[***]*
[***]*	211	SAN	West	Tomatoes	[***]*							[***]*	[***]*	[***]*	472165	26.00.506	SES211000MU00	$[***]*	$[***]*
[***]*	211	SAN	West	Tomatoes	[***]*							[***]*	[***]*	[***]*	472163	26.00.713	SES211000MU00	$[***]*	$[***]*
[***]*	300	SAN	Crystal City	Vegetables	[***]*							[***]*	[***]*	[***]*	129699	30.00.C55	SES300000MU05	$[***]*	$[***]*
[***]*	300	SAN	Crystal City	Spinach	[***]*							[***]*	[***]*	[***]*	129699	30.00.B15	SES300000MU00	$[***]*	$[***]*
[***]*	300	QT Steel Tab	Crystal City	Vegetables	[***]*							[***]*	[***]*	[***]*	129699	30.00.D08	SEQ300000MU04	$[***]*	$[***]*
[***]*	300	QT Alum Tab Gm	Crystal City	Vegetables	[***]*							[***]*	[***]*	[***]*	129699	30.00.C99	SEQ300000MU04	$[***]*	$[***]*
[***]*	300	QT Alum Tab	Crystal City	Vegetables	[***]*							[***]*	[***]*	[***]*	129699	30.00.B97	SEQ300000MU04	$[***]*	$[***]*
[***]*	300	SAN	Midwest	Tomatoes	[***]*							[***]*	[***]*	[***]*	62210	30.00.B02	SES300000MU02	$[***]*	$[***]*
[***]*	300	SAN	Midwest	Vegetables	[***]*							[***]*	[***]*	[***]*	62201	30.00.868	SES300000MU00	$[***]*	$[***]*
[***]*	300	SAN	Midwest	Vegetables	[***]*							[***]*	[***]*	[***]*	62228	30.00.958	SES300000PB00	$[***]*	$[***]*
[***]*	300	SAN	Midwest	Vegetables	[***]*							[***]*	[***]*	[***]*	62252	30.00.B07	SES300000DC00	$[***]*	$[***]*
[***]*	300	SAN	Midwest	Green Beans	[***]*							[***]*	[***]*	[***]*	62228	30.00.C47	SES300000VG00	$[***]*	$[***]*
[***]*	300	SAN	Midwest	Green Beans	[***]*							[***]*	[***]*	[***]*	62228	30.00.C30	SES300000VG00	$[***]*	$[***]*
[***]*	300	QT Steel Tab	Midwest	Tomatoes/Vegetables	[***]*							[***]*	[***]*	[***]*	62210	30.00.C65	SEQ300000MU04	$[***]*	$[***]*
[***]*	300	QT Steel Tab	Midwest	Tomatoes/Vegetable	[***]*							[***]*	[***]*	[***]*	62210	30.00.C89	SEQ300000MU04	$[***]*	$[***]*
[***]*	300	QT Steel Tab	Midwest	Tomatoes/Vegetable	[***]*							[***]*	[***]*	[***]*	62210	30.00.D32	SEQ300000MU04	$[***]*	$[***]*
[***]*	300	QT Steel Tab Gm	Midwest	Tomatoes/Vegetable	[***]*							[***]*	[***]*	[***]*	62210	30.00.D34	SEQ300000MU04	$[***]*	$[***]*
[***]*	300	QT Steel Tab Gm	Midwest	Tomatoes/Vegetable	[***]*							[***]*	[***]*	[***]*	62252	30.00.D23	SEQ300000MU04	$[***]*	$[***]*
[***]*	300	QT Steel Tab	Midwest	Tomatoes/Vegetable	[***]*							[***]*	[***]*	[***]*	62227	30.00.D94	SEQ300000MU04	$[***]*	$[***]*
[***]*	300	QT Alum Tab	Midwest	Tomatoes/Vegetable	[***]*							[***]*	[***]*	[***]*	62228	30.00.B17	SEQ300000MU04	$[***]*	$[***]*
[***]*	300	QT Alum Tab Gm	Midwest	Tomatoes/Vegetable	[***]*							[***]*	[***]*	[***]*	62238	30.00.C92	SEQ300000MU04	$[***]*	$[***]*
[***]*	300	QT Alum Tab Gm	Midwest	Tomatoes/Vegetable	[***]*							[***]*	[***]*	[***]*	62238	30.00.C94	SEQ300000MU04	$[***]*	$[***]*
[***]*	300	SAN	Northwest	Vegetables	[***]*							[***]*	[***]*	[***]*	138317	30.00.B88	SEQ300000MU02	$[***]*	$[***]*
[***]*	300	SAN	Northwest	Vegetables	[***]*							[***]*	[***]*	[***]*	138317	30.00.B07	SES300000CC00	$[***]*	$[***]*
[***]*	300	QT Steel Tab	Northwest	Fruit	[***]*							[***]*	[***]*	[***]*	226753	30.00.C48	SEQ300000MU04	$[***]*	$[***]*
[***]*	300	QT Steel Tab Gm	Northwest	Fruit	[***]*							[***]*	[***]*	[***]*	226753	30.00.688	SEQ300000MU04	$[***]*	$[***]*
[***]*	300	QT Alum Tab	Northwest	Tomatoes/Vegetable	[***]*							[***]*	[***]*	[***]*	133317	30.00.B17	SEQ300000MU04	$[***]*	$[***]*
[***]*	300	QT Alum Tab	Northwest	Tomatoes/Vegetable	[***]*							[***]*	[***]*	[***]*	133317	30.00.B68	SEQ300000MU04	$[***]*	$[***]*
[***]*	300	QT Alum Tab Gm	Northwest	Fruit	[***]*							[***]*	[***]*	[***]*	133317	30.00.C92	SEQ300000MU04	$[***]*	$[***]*
[***]*	300	SAN	West	Tomatoes	[***]*							[***]*	[***]*	[***]*	472183	30.00.B02	SES300000MU02	$[***]*	$[***]*
[***]*	300	SAN	West	Tomatoes	[***]*							[***]*	[***]*	[***]*	472183	30.00.C72	SES300000MU02	$[***]*	$[***]*
[***]*	300	SAN	West	Ketchup/Vinegar	[***]*							[***]*	[***]*	[***]*	472183	30.00.259	SES300000KW00	$[***]*	$[***]*
[***]*	300	SAN	West	Fruit	[***]*							[***]*	[***]*	[***]*	117788	30.00.885	SES300000MU00	$[***]*	$[***]*
[***]*	300	QT Steel Tab	West	Tomatoes	[***]*							[***]*	[***]*	[***]*	117788	30.00.C85	SEQ300000MU04	$[***]*	$[***]*
[***]*	300	QT Steel Tab	West	Fruit	[***]*							[***]*	[***]*	[***]*	117788	30.00.D42	SEQ300000MU04	$[***]*	$[***]*

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

B-1-4

Del Monte Price List

Effective 8/1/2010

						Can Specs			Attached End Specs			Customer End Specs						7/1/09 FOB Price	8/1/2010 FOB Price
Ref #	Size	Type	Packing Plant	Product	Mfg Plant	Wgt	Tin	Base	Wgt	Tin	Base	Wgt	Tin	Base	Ship To	COC	DM Part No.
[***]*	300	QT Steel Tab	West	Fruit	[***]*							[***]*	[***]*	[***]*	117788	30.00.C88	SEQ300000MU04	$[***]*	$[***]*
[***]*	300	QT Steel Tab Gm	West	Fruit	[***]*							[***]*	[***]*	[***]*	117788	30.00.D92	SEQ300000MU04	$[***]*	$[***]*
[***]*	300	QT Steel Tab Gm	West	Fruit	[***]*							[***]*	[***]*	[***]*	117788	30.00.D94	SEQ300000MU04	$[***]*	$[***]*
[***]*	300	QT Alum Tab	West	Tomatoes/Vegetable	[***]*							[***]*	[***]*	[***]*	117788	30.00.B17	SEQ300000MU04	$[***]*	$[***]*
[***]*	300	QT Alum Tab	West	Tomatoes/Vegetable	[***]*							[***]*	[***]*	[***]*	117788	30.00.B19	SEQ300000MU04	$[***]*	$[***]*
[***]*	303	SAN	Midwest	VAC CORN	[***]*							[***]*	[***]*	[***]*	728131	32.00.162	SES303000VG01	$[***]*	$[***]*
[***]*	303	SAN	Midwest	VAC CORN	[***]*							[***]*	[***]*	[***]*	728131	32.00.117	SES303000VG01	$[***]*	$[***]*
[***]*	307	SAN	Midwest	SPAG-SCE	[***]*							[***]*	[***]*	[***]*	62210	34.00.511	SES307000TM00	$[***]*	$[***]*
[***]*	307	SAN	Midwest	Sloppy Joe	[***]*							[***]*	[***]*	[***]*	62210	34.00.579	SES307000SJ00	$[***]*	$[***]*
[***]*	307	SAN	West	SPAG-SCE	[***]*							[***]*	[***]*	[***]*	472163	34.00.463	SES307000TW00	$[***]*	$[***]*
[***]*	307	SAN	West	SPAG-SCE	[***]*							[***]*	[***]*	[***]*	472163	34.00.511	SES307000TW01	$[***]*	$[***]*
[***]*	401	SAN	Crystal City	Spinach	[***]*							[***]*	[***]*	[***]*	129699	41.00.369	SES401000SP00	$[***]*	$[***]*
[***]*	401	SAN	Crystal City	Spinach	[***]*							[***]*	[***]*	[***]*	129699	41.00.449	SES401000SP00	$[***]*	$[***]*
[***]*	401	SAN	Midwest	Vegetables	[***]*							[***]*	[***]*	[***]*	62201	41.00.354	SES401000VG01	$[***]*	$[***]*
[***]*	401	SAN	Midwest	Tomatoes	[***]*							[***]*	[***]*	[***]*	62228	41.00.344	SES401000MU01	$[***]*	$[***]*
[***]*	401	SAN	Midwest	Tomatoes	[***]*							[***]*	[***]*	[***]*	62210	41.00.367	SES401000MU03	$[***]*	$[***]*
[***]*	401	SAN	Midwest	Tomatoes	[***]*							[***]*	[***]*	[***]*	62210	41.00.495	SES401000MU04	$[***]*	$[***]*
[***]*	401	SAN	Northwest	Fruit	[***]*							[***]*	[***]*	[***]*	117785	41.00.390	SES401000MU05	$[***]*	$[***]*
[***]*	401	SAN	West	Tomato	[***]*							[***]*	[***]*	[***]*	472163	41.00.477	SES401000MU00	$[***]*	$[***]*
[***]*	401	SAN	West	Tomato	[***]*							[***]*	[***]*	[***]*	115858	41.00.295	SES401000MU00	$[***]*	$[***]*
[***]*	401	SAN	West	Fruit	[***]*							[***]*	[***]*	[***]*	117786	41.00.390	SES401000MU05	$[***]*	$[***]*
[***]*	404	SAN	Midwest	Tomato Juice	[***]*							[***]*	[***]*	[***]*	82210	42.00.203	SES404000TM01	$[***]*	$[***]*
[***]*	404	SAN	Midwest	Tomato Juice	[***]*							[***]*	[***]*	[***]*	82210	42.00.244	SES404000TM01	$[***]*	$[***]*
[***]*	404	SAN	Midwest	Green Beans	[***]*							[***]*	[***]*	[***]*	62228	42.00.236	SES404000VG00	$[***]*	$[***]*
[***]*	603	SAN	Midwest	Vegetables	[***]*							[***]*	[***]*	[***]*	129699	62.00.784	SES403000VG00	$[***]*	$[***]*
[***]*	603	SAN	Midwest	Vegetables	[***]*							[***]*	[***]*	[***]*	62224	62.00.725	SES403000VG00	$[***]*	$[***]*
[***]*	603	SAN	Midwest	Tomatoes	[***]*							[***]*	[***]*	[***]*	82210	62.00.812	SES603000TM00	$[***]*	$[***]*
[***]*	603	SAN	Northwest	Fruit/Juice	[***]*							[***]*	[***]*	[***]*	225755	62.00.356	SES603000MU00	$[***]*	$[***]*
[***]*	603	SAN	West	Fruit	[***]*							[***]*	[***]*	[***]*	115668	62.00.356	SES603000MU01	$[***]*	$[***]*
[***]*	603	SAN	West	Fruit	[***]*							[***]*	[***]*	[***]*	117785	62.00.783	SES603000FT01	$[***]*	$[***]*
[***]*	603	SAN	West	Fruit	[***]*							[***]*	[***]*	[***]*	117785	62.00.607	SES403000FT01	$[***]*	$[***]*
[***]*	603	SAN	West	Tomatoes	[***]*							[***]*	[***]*	[***]*	472163	62.00.565	SES603000TW00	$[***]*	$[***]*
[***]*	603	SAN	West	Ketchup/Vinegar	[***]*							[***]*	[***]*	[***]*	472163	62.00.759	SES603000KW00	$[***]*	$[***]*

Note:

*	[***]*

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

B-1-5

Del Monte Price List – (BROTH CANS)

Effective 2/1/2011

						Can Specs			Attached End Specs			Customer End Specs						7/1/09 FOB Price	2/1/2011 FOB Price
Ref #	Size	Type	Packing Plant	Product	Mfg Plant	Wgt	Tin	Base	Wgt	Tin	Base	Wgt	Tin	Base	Ship To	COC	DM Part No.
[***]*	300x407	D&I	Mendota	Broth	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				TBD	30.44.883	TBD	$[***]*	$[***]*
[***]*	404x700	3PC	Mendota	Broth	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*				TBD	42.70.313	TBD	$[***]*	$[***]*
[***]*	300	SAN	Mendota	Broth	[***]*							[***]*	[***]*	[***]*	TBD	30.00.C41	TBD	$[***]*	$[***]*
[***]*	404	SAN	Mendota	Broth	[***]*							[***]*	[***]*	[***]*	TBD	42.00.173	TBD	$[***]*	$[***]*

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

B-1-6

EXHIBIT B-2

Pricing Adjustments

Prices shall be adjusted (“Price Adjustments”) to reflect increases or decreases in “Metal”, “Labor” and “Other” cost components.

A. Metal Cost Components: [***]*.

B. Labor and Other Cost Components: [***]*.

C. Audit Rights: Commencing on January 1, 2011, Del Monte shall have the right at its expense to request an audit [***]*. In the event Del Monte exercises its audit rights hereunder, Del Monte shall appoint one of the “Big 4” accounting firms that does not perform auditing services for either Del Monte or Silgan, or such other firm as may be acceptable to Silgan (“Independent Auditor”), to conduct such audit, and such Independent Auditor shall enter into a confidentiality agreement reasonably acceptable to Silgan. If as a result of the audit, the Independent Auditor determines that any price adjustment made by Silgan is not in accordance with the terms of this Agreement, the Independent Auditor shall disclose such determination to the parties and shall advise the parties of its determination of an appropriate adjustment to the prices charged (“Determination”), and to Silgan the basis for its Determination. If Silgan agrees with the Determination, a credit or invoice shall be issued to Del Monte as appropriate. In addition, in the event the price adjustment is paid to Del Monte and exceeds the product of (i) the cost of such audit, multiplied by (ii) three (3), Silgan shall also be obligated to reimburse Del Monte for the cost of the audit (such amount to be paid at the same time the price adjustment is paid). Any dispute between the parties arising out of the audit shall be resolved in accordance with the provisions of Section 17.12.

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

B-2-1

EXHIBIT B-3

300 QUICK TOP® END VOLUME [***]*

A. Volume Commitment:

(i) Del Monte agrees that, during the Initial Term, it shall use Quick Top® Ends for all Del Monte core branded vegetable (cut green beans, whole kernel corn and peas) and fruit products (excluding purchases by USDA), excluding tomato products (collectively, “Core-Branded Products”). [***]*. Nothing in this Agreement shall limit Del Monte’s right to make a Specification Change for Ends under Exhibit A-1 in response to market or regulatory requirements.

(ii)	[***]*

B. [***]*

C. [***]*

D. [***]*

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

B-3-1

EXHIBIT C

CONTAINER REQUIREMENTS PLAN AND SUPPLY SCHEDULE

A. Silgan shall provide to Del Monte the Container Production Plan on or before October 31 of each year during the Term setting forth the initial production plan for the following calendar year. The Container Production Plan shall mean the initial production plan for Cans which, unless the parties otherwise agree, shall consist of the average production of Cans by size for the prior two years.

B. Del Monte shall provide to Silgan its “Container Requirements Plan” on or before March 31 of each year during the Term setting forth Del Monte’s expected Can and End requirements by size and specification for the balance of such year. Following March 31 of any year, Del Monte may adjust its Container Requirements Plan by giving Silgan as much notice as practicable, and Silgan shall use its best commercially reasonable efforts to meet Del Monte’s revised Container Requirements Plan. [***]*

C. On a monthly basis by the 15th day of each month during the Term, Silgan shall provide Del Monte with [***]*.

D. If Silgan misses a scheduled delivery time, Del Monte shall be entitled to cancel the relevant order or refuse delivery of such missed or delayed Containers. Upon receipt of notice from Del Monte of such cancellation or refusal of delivery, Silgan shall, as specified by Del Monte, either (i) work with Del Monte to deliver Containers as soon as practicable to satisfy the missed delivery, (ii) cancel delivery of the Containers, and/or (iii) source replacement Containers from a third party supplier if necessary to meet Del Monte’s requirements. [***]*

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

C-1

EXHIBIT C-1

2010 CONTAINER REQUIREMENTS PLAN AND SUPPLY SCHEDULE

See 6 Pages Following

C-1-1

			Actual	Actual	Actual
2010 Del Monte Make, Use & Store Schedule Budget
14-Apr-10			(000’s omitted)
Plant	Size		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total	Budget	+/-
Plover	300x407	Make	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
		Use	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
Beg. Inv	[***]*	Store	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
Toppenish	300x407	Make	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
		Use	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
Beg. Inv	[***]*	Store	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
Toppenish	401x411	Make	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
		Use	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
Beg. Inv	[***]*	Store	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
Toppenish	603x700	Make	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
		Use	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
Beg. Inv	[***]*	Store	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
Savage	300x308	Make	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
		Use	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
Beg. Inv	[***]*	Store	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
Modesto	300x407	make	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
		Use	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
Beg. Inv	[***]*	Store	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
Modesto	214/300x407	Make	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
		Use	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
Beg. Inv	[***]*	Store	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
Kingsburg	206x200.5	Make	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
		Use	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
Beg. Inv	[***]*	Store	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
Kingsburg	214/300x407	Make	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
		Use	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
Beg. Inv	[***]*	Store	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
Kingsburg	300x407	Make	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
		Use	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
Beg. Inv	[***]*	Store	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
Kingsburg	401x411	Make	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*		[***]*

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

C-1-2

				Actual		Actual		Actual
2010 Del Monte Make, Use & Store Schedule Budget
14-Apr-10				(000’s omitted)
Plant	Size			Jan		Feb		Mar		Apr		May		Jun		Jul		Aug		Sep		Oct		Nov		Dec		Total		Budget		+/-
			Use	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*			[***]	*
Beg. Inv	[***]	*	Store	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Kingsburg	600×700		Make	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
			Use	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Beg. Inv	[***]	*	Store	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Crystal City	209/211×304		Make	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
			Use	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Beg. Inv	[***]	*	Store	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Crystal City	211×304		Make	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
			Use	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Beg. Inv	[***]	*	Store	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Crystal City	300×407		Make	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
			Use	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Beg. Inv	[***]	*	Store	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Crystal City	401×411		Make	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
			Use	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Beg. Inv	[***]	*	Store	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
			Use	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Oconomowoc	401×411		Make	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
			Use	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Beg. Inv	[***]	*	Store	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Oconomowoc	300×407		Make	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
			Use	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Beg. Inv	[***]	*	Store	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Oconomowoc	211×304		Make	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
			Use	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Beg. Inv	[***]	*	Store	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Riverbank	202×306		Make	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
			Use	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Beg. Inv	[***]	*	Store	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Riverbank	202×314		Make	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

C-1-3

				Actual		Actual		Actual
2010 Del Monte Make, Use & Store Schedule Budget
14-Apr-10				(000’s omitted)
Plant	Size			Jan		Feb		Mar		Apr		May		Jun		Jul		Aug		Sep		Oct		Nov		Dec		Total		Budget		+/-
			Use	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Beg. Inv	[***]	*	Store	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Riverbank	208/211×306		Make	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
			Use	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Beg. Inv	[***]	*	Store	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Riverbank	209/211×300		Make	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
			Use	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Beg. Inv	[***]	*	Store	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Riverbank	211×304		Make	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
			Use	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Beg. Inv	[***]	*	Store	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Riverbank	211×402		Make	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
			Use	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Beg. Inv	[***]	*	Store	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Riverbank	214/300×407		Make	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
			Use	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Beg. Inv	[***]	*	Store	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Riverbank	300×407		Make	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
			Use	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Beg. Inv	[***]	*	Store	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Riverbank	300×474		Make	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
			Use	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Beg. Inv	[***]	*	Store	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Riverbank	307×512		Make	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
			Use	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Beg. Inv	[***]	*	Store	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Riverbank	401×411		Make	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
			Use	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Beg. Inv	[***]	*	Store	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Edison	211×304		Make	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
			Use	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

C-1-4

			Actual	Actual	Actual
2010 Del Monte Make, Use & Store Schedule Budget
14-Apr-10			(000’s omitted)
Plant	Size		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total	Budget	+/-
Beg. Inv	[***]*	Store	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
Edison	300×407	Make	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
		Use	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
Beg. Inv	[***]*	Store	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
Waupun	307×512	Make	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
		Use	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
Beg. Inv	[***]*	Store	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
Waupun	401×411	Make	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*		[***]*
		Use	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*		[***]*
Beg. Inv	[***]*	Store	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
		Use	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
Beg. Inv	[***]*	Store	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
Waupun	603×700	Make	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
		Use	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
Beg. Inv	[***]*	Store	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
Lyons	404×700	Make	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
		Use	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
Beg. Inv	[***]*	Store	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
Lyons	603×700	Make	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
		Use	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
Beg. Inv	[***]*	Store	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
LaPorte	211×304	Make	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
		Use	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
Beg. Inv	[***]*	Store	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
LaPorte	300×407	Make	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
		Use	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
Beg. Inv	[***]*	Store	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
LaPorte	303×308	Make	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*		[***]*
		Use	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*		[***]*
Beg. Inv	[***]*	Store	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
Napoleon	211×300	Make	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

C-1-5

				Actual		Actual		Actual
2010 Del Monte Make, Use & Store Schedule Budget
14-Apr-10				(000’s omitted)
Plant	Size			Jan		Feb		Mar		Apr		May		Jun		Jul		Aug		Sep		Oct		Nov		Dec		Total		Budget		+/-
			Use	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Beg. Inv	[***]	*	Store	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Napoleon	211×304		Make	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
			Use	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Beg. Inv	[***]	*	Store	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Napoleon	211×305		Make	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
			Use	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Beg. Inv	[***]	*	Store	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Napoleon	307×512		Make	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
			Use	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Beg. Inv	[***]	*	Store	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Paris	211×300		Make	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*			[***]	*
			Use	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*			[***]	*
Beg. Inv	[***]	*	Store	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Paris	300×407		Make	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*			[***]	*
			Use	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*			[***]	*
Beg. Inv	[***]	*	Store	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Paris	307×512		Make	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*			[***]	*
			Use	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*			[***]	*
Beg. Inv	[***]	*	Store	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Sacramento	300×407		Make	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
			Use	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Beg. Inv	[***]	*	Store	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Red/Doharty	401×411		Make	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
			Use	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Beg. Inv	[***]	*	Store	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Red/Doharty	603×700		Make	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
			Use	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Beg. Inv	[***]	*	Store	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
Total Inv:	[***]	*

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

C-1-6

				Actual		Actual		Actual
2010 Del Monte Make, Use & Store Schedule Budget
14-Apr-10				(000’s omitted)
Plant	Size			Jan		Feb		Mar		Apr		May		Jun		Jul		Aug		Sep		Oct		Nov		Dec		Total		Budget		+/-
Quarterly Sales Totals								[***]	*					[***]	*					[***]	*					[***]	*
DEL MONTE:				Actual
TOTAL CURRENT PRODUCTION				[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
TOTAL CURRENT USAGE				[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
TOTAL ECM INVENTORY		[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*

Quarterly Sales Totals								[***]	*					[***]	*					[***]	*					[***]	*
BUDGET
TOTAL BUDGET PRODUCTION				[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
TOTAL BUDGET USAGE				[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
TOTAL EOM INVENTORY		[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*

2009 ACTUAL								[***]	*					[***]	*					[***]	*					[***]	*
PRODUCTION				[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
USAGE				[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
INVENTORY		[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

C-1-7

EXHIBIT C-2

[***]*

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

C-2-1

EXHIBIT C-3

QUALIFIED SILGAN FACILITIES

Silgan Facilty	Address	City	State	ZIP
Antioch	2200 Wilbur Avenue	Antioch	CA	94509
Crystal City	2203 N. Old Ulvalde Hwy.	Crystal City	TX	78839
Edison	135 National Road	Edison	NJ	8817
Fort Dodge	3591 Maple Dr	Ft. Dodge	IA	50501
Fort Madison	2326 263rd Avenue	Fort Madison	IA	52627
Hammond	2501-165th Street	Hammond	IN	46320
Hoopeston	324 West Main St	Hoopeston	IL	60942
Kingsburg	Marion & Gilroy St	Kingsburg	CA	93631
La Porte	300 North Fail Rd.	LaPorte	IN	46350
Lyons	8673 Lyons - Marengo Road	Lyons	NY	14489
Menomonee Falls	N90 W14600 Commerce Drive	Menomonee Falls	WI	53051
Modesto -Doherty	430 Doherty Ave	Modesto	CA	95354
Modesto -Riverside	567 S. Riverside Dr.	Modesto	CA	95354
Modesto - Yosemite	4210 Yosemite Blvd	Modesto	CA	95357
Napoleon	12-773 St. Route 110 - Suite 101	Napoleon	OH	43545
Oconomowoc	505 Libby St.	Waupun	WI	53963
Paris	500 Loop 286 N.W., Suite 101	Paris	TX	75460
Plover	1400 Plover Road	Plover	WI	54467
Riverbank	3250 Patterson Rd	Riverbank	CA	95367
Rochelle	400 N. 15th St	Rochelle	IL	61068
Sacramento	6300 Franklin Blvd, Suite 100	Sacramento	CA	95824-3412
Savage	12130 Lynn Ave South	Savage	MN	55378
St. Joseph	2115 Lower Lake Drive	St. Joseph	MO	64504-0488
Toppenish	45 E. 3rd Ave.	Toppenish	WA	98948-1783
Waupun	505 Libby St.	Waupun	WI	53963

C-3-1

EXHIBIT C-4

SILGAN SUPPLY AND DEL MONTE FACILITIES BY TYPE OF PRODUCT

See 3 Pages Following

C-4-1

LOCATION	SIZE	SOURCE	ADDRESS	CITY	STATE	ZIP CODE	MILES
VEGETABLE
	202 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	202 x 314	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	211x300	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	300x407	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	307x512	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	401x411	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	404x700	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
PLYMOUTH	603x700	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	211 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	300 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	300 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	404 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	307 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	401 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	603 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*

	211x304	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	300x407	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	404x700	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	603x700	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	401x411	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	300x407	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	300 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
PLOVER	300 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	300 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	211 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	300 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	300 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	401 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	404 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	603 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*

	211x304	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	211x304	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	300 x 407	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	401x411	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	300 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
MENDOTA	401 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	300 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	300 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	211 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	211 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*

	211x304	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	300x407	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
SLEEPY EYE	211 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	300 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	300 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*

	300x407	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	401x411	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
MARKESAN	300 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	300 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	401 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*

	211x304	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	303x308	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	300x407	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	603x700	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	211 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
CAMBRIA	300 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	300 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

C-4-2

LOCATION	SIZE	SOURCE	ADDRESS	CITY	STATE	ZIP CODE	MILES
	300 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	303 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	603 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*

	211x304	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	211x304	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	211 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	211 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	300x407	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
CRYSTAL CITY	300 x 407	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	300 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	300 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	401 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	401 x 411	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*

FRUIT & TOMATO

	211 Ends	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	208 ends	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	300 ends	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	300 ends	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	401 ends	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	603 ends	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
Modesto	603x700	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	401x411	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	300x407	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	300x407	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	208x200.5	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	208 /211x305	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	211 Ends	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	208 ends	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	300 ends	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	300 ends	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	401 ends	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	603 ends	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
Kingsburg	208 x 200.5	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	208/211x305	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	211x 304	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	300x407	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	401x411	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	401x411	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	603x700	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*

	202x306	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	209/211x300	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	211x402	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	214/300x407	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	214/300x407	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	300x414	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	307x512	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	401x411	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	401x411	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
Hanford	603x700	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	202 end	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	211 end	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	300 end (HTH)	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	300 end	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	300 ends	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	307 end	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	401 end	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	603 end (reg)	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

C-4-3

LOCATION	SIZE	SOURCE	ADDRESS	CITY	STATE	ZIP CODE	MILES
	603 end	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*

NORTHWEST

	211x304	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	300 x 407	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
TOPPENISH	211 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	300 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	300 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*

	208/211x305	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	211 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	300x407	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	300x407	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
YAKIMA	300 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	401 x 411	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	401 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	603 x 700	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
	603 ENDS	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

C-4-4

EXHIBIT D

[***]*

[four pages omitted]

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

D-1

EXHIBIT D-1

[***]*

[two pages omitted]

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

D-1-1

EXHIBIT D-2

[***]*

[two pages omitted]

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

D-2-1

EXHIBIT D-3

[***]*

[two pages omitted]

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

D-3-1

EXHIBIT D-4

[***]*

[two pages omitted]

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

D-4-1

EXHIBIT E

WARRANTY

I. Warranty

a.	“Contents” means the products approved for the specification Container as set forth in Exhibit A.

b.	Subject to the terms and conditions hereinafter set forth, Silgan hereby warrants that the Containers: (i) shall conform to the specifications set forth in Exhibit A (as such Exhibit A may be amended from time to time); (ii) when properly filled, sealed, thermally processed (including, but not limited to, pursuant to the provisions of 21 CFR, Part 110 21 CFR, Part 113, Proposition 65 of the California Safe Drinking Water and Toxic Enforcement Act of 1986, and CONEG Toxics in Packaging state legislation) and warehoused in wholesale and retail distribution at ambient temperatures in line with generally accepted industry good manufacturing practices and not subject to extreme temperatures that do not conform to such generally accepted industry good manufacturing practices, will hold their Contents acceptable for human consumption (i.e.: without swells or leakage) from date the Container is filled for the period set forth in Exhibit A (“Shelf-Life”); and (iii) at the time of shipment will not be adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act of 1938, as amended to date (“FDA Act”) and not an article which may not under the provisions of Sections 404 or 505 of the FDA Act be introduced into interstate commerce. Silgan shall not be responsible for any adulteration of food product or deterioration of Containers which results from the food product itself, the method or process used to fill the Containers or the shipping or storage of the filled product (other than storage of empty Containers by Silgan).

c.	The foregoing warranties are subject to the following:

(i)	The dates of Del Monte’s filling of all Containers shall be evidenced by date coding stamped into or upon the Containers.

(ii)	The maximum for which Silgan shall be liable to Del Monte for any breach of warranty shall be limited to reimbursement for (1) Del Monte’s direct cost of raw materials, Containers and other package materials, labor costs and/or transportation costs, (2) Del Monte’s actual out-of-pocket costs of product withdrawal, recall, storage, testing and/or destruction of product (the foregoing costs including incremental costs associated with the production or purchase of replacement product), and (3) with respect to personal injury to consumers injured by defective Containers, the cost of any judgments or settlements. All costs will be substantiated from relevant entries in Del Monte’s books of account in accordance with generally accepted accounting principles consistently applied.

E-1

(iii)	Silgan’s warranties under subparagraph (b) shall not be applicable to the extent that any warranty claim results from:

(1)	Filling Containers with products other than Contents.

(2)	Filling Containers with Contents having a product formulation different from the formulation used by Del Monte on the date the Contents (together with the formulation of the Contents) were submitted to Silgan for testing; provided such change would reduce the estimated shelf life for any Container specification listed in Exhibit A. If Del Monte changes the product formulation, it shall give at least 60 days notice to Silgan, and Exhibit A shall be deemed amended as necessary to reflect any change in shelf life resulting from such change in product formulation.

(3)	Del Monte’s use of components other than those supplied by Silgan in the assembly of the Containers.

(4)	Deterioration, damage or destruction of Containers or Contents that occurs as a result of the acts or omissions of Del Monte, any vendor of Del Monte or any third party, or events outside the control or responsibility of Silgan.

d.	EXCEPT AS SET FORTH IN THIS SECTION, SILGAN EXTENDS NO WARRANTIES, EXPRESS OR IMPLIED, AND NO WARRANTY WITH RESPECT TO MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

e.	Any claim made by Del Monte against Silgan under the above warranty shall be in writing, setting forth in such detail as may be available the amount of the claim. Notice of such claim shall be delivered to Silgan promptly after such claim is known, together with (i) copies of all relevant documents and (ii) a number of samples of the Containers on which the alleged failure claim is based sufficient to permit Silgan to make a competent analysis. Del Monte shall provide Silgan reasonable access to the Containers and Del Monte’s facilities in order to permit Silgan to investigate the claim. Del Monte shall exercise reasonable diligence to discover any defects in Containers before filling them.

II. [***]*

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

E-2

EXHIBIT E-1

[***]*

[three pages omitted]

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

E-1-1

EXHIBIT F

THERE IS NO EXHIBIT F TO THIS AGREEMENT

F-1

EXHIBIT G

INSURANCE COVERAGE

Throughout the Term Silgan shall maintain at its own expense, insurance coverage on an occurrence basis which is primary and non-contributory as to any insurance maintained by the Del Monte with insurance companies maintaining an A.M. Best rating of [***]* or better and will furnish Del Monte with certificates evidencing minimum coverage as set forth below:

(i) [***]*; and

Within thirty (30) days of the Effective Date, Silgan shall provide Del Monte with a certificate of insurance evidencing the above coverage, and thereafter Silgan shall promptly provide Del Monte with notice of cancellation or change in policy conditions.

Silgan agrees to conduct its operations in a manner that will not violate the terms and conditions of Del Monte’s real property insurance or increase the cost of such insurance, and will promptly comply with any recommendations made by each party’s respective insurance companies.

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

G-1

EXHIBIT H

TRANSFERRED BUSINESS AGREEMENT FORM

SUPPLY AGREEMENT

BETWEEN

SILGAN CONTAINERS LLC

AND

DEL MONTE CORPORATION

THIS AGREEMENT (“Agreement”) is made and entered into as of the      day of         , 20     by and between Silgan Containers LLC, a Delaware limited liability company whose address is 21800 Oxnard Street, Suite 600, Woodland Hills, CA 91367 (“Silgan”), and Del Monte Corporation, a Delaware corporation whose address is One Market @ The Landmark, San Francisco, CA 94105 (“Del Monte”). This Agreement shall be effective as of the      day of         , 20     (the “Effective Date”).

Whereas, Del Monte and Silgan desire to establish terms and conditions of a supply arrangement for the supply of ready-to-fill sanitary cans comprised of the can bodies which are enclosed at one end by affixing a separately manufactured end onto a welded or one-piece continuously-formed “Metal,” defined as “steel, aluminum or a combination of steel and aluminum,” cylinder closed at one end (“Cans”) and ends which are covers consisting of a Metal rim and Metal center panel to be affixed after the Cans are filled (“Ends”) (each Can and End set forth on Exhibit A together constituting a “Container”) in accordance with the terms set forth herein.

Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

Term and Extension Term

1.1 The initial term of this Agreement (“Initial Term”) shall be effective as of the Effective Date and expire on December 31, 2021, provided that the Initial Term shall be automatically extended for successive one-year terms (each, an “Extension Term” and together with the Initial Term, the “Term”) until written notice of non-renewal or termination is provided by one party to the other at least twenty-four (24) months prior to the end of the Initial Term or any Extension Term.

1.2 The parties agree to commence negotiations on the terms of an extension of this Agreement at least twenty-four (24) months prior to the end of the Initial Term.

Unless the parties otherwise agree in writing, the terms and conditions of this Agreement shall apply during any Extension Term.

ARTICLE II

Container Purchase and Supply Commitment

2.1 During the Term of this Agreement and subject to the terms hereof, Silgan agrees to sell and deliver to Del Monte, and Del Monte agrees to purchase and receive from Silgan, one hundred (100%) percent of Del Monte’s requirements for the Containers set forth on Exhibit A for use in manufacturing operations conducted by Del Monte at the locations set forth on Exhibit A-2 (individually, a “Facility” and collectively, the “Facilities”) for products listed on Exhibit A (collectively, the “Covered Products”) and, subject to Exhibit A-1, any Containers to be used in manufacturing operations conducted by Del Monte in the United States, Canada or Mexico (“North America”) which replace those Containers. Exhibit A shall be amended from time to time to include Containers added pursuant to Exhibit A-1. The foregoing obligation shall apply to other products which are not currently manufactured by Del Monte at the Facilities but which during the Term Del Monte begins producing at a Facility and which are packed in Containers. Del Monte shall not be obligated to purchase any minimum quantity of Containers hereunder provided Del Monte purchases, or offers to purchase, its requirements of Containers from Silgan as set forth herein and pursuant to the terms hereof. If Del Monte packs any Covered Products for the account of another person or entity at a Facility, Del Monte shall be required to purchase Containers from Silgan pursuant to the terms of this Agreement for such products, unless such person or entity is subject to a prior contractual obligation to purchase Containers from a third party can manufacturer.

2.2 In the event Del Monte uses a contract manufacturer in North America to produce or source Covered Products where Del Monte would otherwise be required to obtain Containers from Silgan if such products were manufactured directly by Del Monte (such contract manufacturer, a “DM Contract Manufacturer”), Del Monte shall require that the Containers for such products be sourced from Silgan under the prices and other terms of this Agreement (and Silgan agrees to provide Containers on this basis), unless the DM Contract Manufacturer is subject to a prior contractual obligation to purchase containers from a third party can manufacturer, in which case Del Monte shall require that the DM Contract Manufacturer purchase the Containers from Silgan at the expiration of such obligation. In the event the DM Contract Manufacturer is located in Canada or Mexico, Silgan shall have the right, but not the obligation, to supply Containers to such contract manufacturer; provided that if Silgan desires to supply the Containers to such contract manufacturer, [***]*.

2.3 If Del Monte opens a new facility (“New Facility”) or acquires a plant or business (“Acquired Operation”) manufacturing the Covered Products in North

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

America, upon commencement of operation in the case of a New Facility, or closing of the acquisition transaction in the case of an Acquired Operation, subject to Silgan’s capacity to supply, Del Monte shall obtain Containers for such Covered Products from Silgan under the prices and other terms of this Agreement (and Silgan agrees to provide Containers on this basis); provided, however, that Del Monte shall not be required to purchase Containers for any Acquired Operation if the Acquired Operation: (a) is subject to a prior contractual obligation to purchase containers from a third party can manufacturer; (b) self-manufactures its container requirements; or (c) manufactures its container requirements through a joint venture. In the event the Acquired Operation is subject to a prior contractual obligation to purchase containers from a third party can manufacturer, Del Monte shall begin sourcing Containers from Silgan for such Acquired Operation upon the expiration of the prior contractual obligation and Silgan shall supply such Containers on the same terms and conditions set forth in this Agreement. In the event the Acquired Operations self-manufactures its container requirements or manufactures its container requirements through a joint venture controlled by Del Monte and Del Monte decides to sell such can manufacturing operations, Del Monte agrees to first offer the sale of such operations to Silgan at fair market value as determined by an independent third party appraiser selected by Del Monte and approved by Silgan, which approval shall not be unreasonably delayed or withheld.

2.4 Notwithstanding Section 2.3, [***]*.

2.5 In the event Silgan is already providing the same specification Containers to an Acquired Operation, Del Monte [***]*.

2.6 Volume requirements for 300 Quick Top® Ends under this Agreement shall be as set forth in Exhibit B-3.

ARTICLE III

Pricing and Price Adjustments

3.1 The prices for Containers to be charged to Del Monte under this Agreement shall be those set forth in Exhibit B. The initial Prices shall be as provided in Exhibit B-1. Prices shall be subject to adjustment as set forth on Exhibit B-2 and as otherwise set forth in this Agreement. Exhibit B shall be amended from time to time to include Containers added pursuant to Exhibit A-1. [***]*

3.2 [***]*

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

ARTICLE IV

Container Requirements, Supply and Delivery

4.1 Container production planning and delivery shall be governed by the terms set forth on Exhibit C.

4.2 Silgan shall provide to Del Monte the Container production plan (the “Container Production Plan”) in accordance with the terms of Exhibit C. The initial Container Production Plan as of              , 20     is attached hereto as Exhibit C-1, which plan shall be updated in accordance with Exhibit C.

4.3 Containers shall be delivered to Del Monte, and title and risk of loss shall pass to Del Monte, in accordance with the following:

4.3.1	In the case of direct cable delivery, ownership of, title to and risk of loss for Cans will transfer at the point at which the Cans leave Silgan’s facility and enter Del Monte’s facility.

4.3.2	For all other Cans (a) title and risk of loss shall pass to Del Monte upon delivery, at Del Monte’s direction, on board a carrier at Silgan’s loading dock (whether for shipment to Del Monte or to a Silgan storage location), and (b) title and risk of loss shall pass to Del Monte upon delivery, at Del Monte’s direction, to a storage location at Silgan’s plant when there is no shipment to a different location.

4.3.3	Title and risk of loss for all Ends shall pass to Del Monte upon delivery, at Del Monte’s direction, on board a carrier at Silgan’s shipping point.

4.3.4	In the event that Del Monte does not have sufficient warehouse space to receive Containers as provided in Sections 4.3.1 or 4.3.2 above, Silgan agrees to provide storage for such Containers at the rate of $ . per pallet per month, which amount shall be increased effective January 1 of each year commencing in January 20 by the percentage increase, if any, with respect to the “Other” price component calculated in accordance with Exhibit B-2. The storage charges provided for in this Section 4.3.4 shall be billed to and paid by Del Monte in January of each year for the prior calendar year.

4.4 Subject to the other terms of this Agreement, Silgan shall cooperate with Del Monte in efforts to develop products and packaging which are sustainable, “earth-friendly” and which reduce the “carbon foot-print” associated with Del Monte products, and to publicize such efforts, as appropriate, in consumer and trade marketing materials. In conjunction with such efforts, Silgan agrees to provide Del Monte with information regarding the approximate percentage of recycled metal incorporated into the metal used to make Containers based on information available from Silgan’s steel suppliers so that Del Monte may, at its election, make consumers aware of such information.

ARTICLE V

Payment Terms

Silgan shall issue invoices to Del Monte for Cans and Ends when title passes to Del Monte. Silgan shall invoice Del Monte for Cans on Saturday of each week for the previous week’s production, with such invoices due net four (4) business days (i.e., payable on the Thursday of the week following). Invoices for Ends shall be due net four (4) business days following the date of Del Monte’s receipt of Ends. Should Del Monte at any time not satisfy Silgan’s credit requirements or fail to supply reasonably requested financial information, Silgan shall have the right to require adequate assurances of payment prior to manufacture at any time thereafter and to require payment in advance of manufacture.

ARTICLE VI

Specifications; Changes in Specifications

6.1 Silgan warrants that all Containers sold hereunder shall be manufactured in accordance with the specifications set forth in Exhibit A (“Specifications”), as those Specifications may be amended from time to time in accordance with the terms of this Agreement. Except as otherwise provided in this Agreement, Silgan shall not change any Specifications for Containers without the prior written consent of Del Monte.

6.2 Changes to Container Specifications shall be addressed in accordance with the provisions set forth on Exhibit A-1.

ARTICLE VII

Warranty

The warranty provisions and remedies applicable to the Containers are set forth in Exhibit D.

ARTICLE VIII

Compliance with Law; Books and Records

8.1 Silgan shall manufacture the Containers in accordance with all applicable laws, rules and regulations. Should federal, state or local regulatory requirements, or changes in consumer or customer demands or expectations (as such demands or expectations are reasonably determined by Del Monte), impose more stringent defect tolerances, restrictions on chemical or other material components, or other defect or design requirements which are more stringent, exacting or demanding than the Specifications contained in this Agreement or other industry standards as of the date of this Agreement, such Specifications and other affected terms of this Agreement shall be amended and/or supplemented to be in accord with such more stringent, exacting or demanding requirements to the extent that Silgan is capable of meeting such requirements. In such event, Silgan shall have the right hereunder to pass on to Del Monte any increased costs pursuant to the provisions as set forth in Exhibit A-1, associated with such Specification changes; provided, however, that if Del Monte believes such increases in costs are excessive, the parties shall negotiate in good faith for a period of ninety (90) days to reduce such costs so that they are competitive with industry costs related to such Specification change.

8.2 In the event Silgan is unable to meet the more stringent, exacting or demanding requirements under Section 8.1 with respect to any Specification or Container supplied hereunder, Del Monte shall be relieved of its obligation to purchase such Containers under this Agreement, and either party shall have the right to terminate this Agreement as it applies to such Containers.

8.3 Silgan agrees to make and keep full and accurate books and records currently updated with respect to production runs, inventories and shipments, and agrees to report such data as reasonably requested by Del Monte. Silgan shall promptly report to Del Monte any quality issues or potential supply issues that may impact Containers to be provided to Del Monte and any hazardous material spills or violations relating to environmental protection that may impact Del Monte property or facilities, or the Containers manufactured hereunder.

8.4 In the event of a conflict between (a) approval of any product or material by the U.S. Food and Drug Administration (“FDA”) or any rule or regulation issued by the FDA, and (b) any law, rule or regulation issued by any other federal agency, state or local authority, Silgan’s obligations hereunder shall be to comply with the FDA approval, rule or regulation with respect to Containers supplied hereunder. If a conflicting law, rule or regulation issued by another federal agency, state or local authority would prohibit the sale of products packed in Containers in areas under the jurisdiction of such agency, state or local authority or cause the distribution of Containers in such jurisdiction to be commercially infeasible due to unreasonable marking or notice requirements, Del Monte may source compliant Containers for sale in such jurisdictions from third party suppliers until such time as Silgan is able and willing to provide compliant Containers to Del Monte for sale in such jurisdictions. The provisions of this section shall apply to sales to Canada or Mexico with the substitution of the appropriate country agency for the FDA.

ARTICLE IX

Nonconforming Container Deliveries

9.1 If Silgan delivers Containers which fail to meet the Specifications (“Nonconforming Containers”), Del Monte shall be entitled to cancel an order or refuse delivery of such Nonconforming Containers, and Del Monte shall notify Silgan within five (5) business days of becoming aware of this failure. Upon receipt of this notice, Silgan in a timely manner shall either deliver to Del Monte (a) replacement Containers, and/or (b) substitute Containers from third parties. Title and risk of loss or damage to Nonconforming Containers shall pass to Silgan upon receipt by Silgan of such notice of rejection, and upon delivery of such notice, Del Monte shall act in a commercially reasonable manner in storing and returning to Silgan such Nonconforming Containers, at Silgan’s sole cost and expense. All replacement or substitute Containers delivered to Del Monte shall conform to the Specifications for the Containers ordered by Del Monte. Unless such failure to perform is excused pursuant to Section 17.1, Silgan shall reimburse Del Monte for all incremental costs associated with the replacement and substitute Containers, including but not limited to costs of qualification, freight and handling. If Silgan cannot obtain such an alternate supply, Del Monte may, in addition to any other rights and remedies available as set forth in this Agreement, if required to meet Del Monte’s production requirements, purchase from other sources the type and volume of Containers that were scheduled for delivery to Del Monte during the period of Silgan’s failure in performance (plus any additional volumes required to meet any minimum production requirements mandated by the alternate suppliers). Unless such failure to perform is excused pursuant to Section 17.1, Silgan shall be responsible for any increased costs (including qualification, freight and handling costs) incurred by Del Monte in acquiring such containers from alternate sources. Silgan shall assume no warranty obligations with respect to containers purchased by Del Monte from an alternate supplier.

9.2 Silgan shall not resell, except for scrap, any Containers rejected or not purchased by Del Monte which bear any trademarks of Del Monte or Del Monte’s customers.

ARTICLE X

Packaging Materials

10.1 Del Monte acknowledges that Silgan is in compliance with Del Monte’s packaging specifications and certification program in effect as of the Effective Date. Such program may be modified with the mutual agreement of the parties from time to time, with such agreement not to be unreasonably withheld or delayed, subject to appropriate price adjustments to reflect any cost changes as a result.

10.2 All packaging materials for Containers supplied by Silgan, including but not limited to, pallets, top frames and separators, shall remain the property of Silgan. Del Monte shall promptly return all such materials to Silgan, with Silgan to be responsible for all costs of returning such materials. Silgan shall maintain a daily inventory record of pallets and top frames shipped to, and returned by, Del Monte. At the end of each three-month period in each year during the Term, Silgan shall determine from such records the quantity (if any) of pallets and top frames shipped by Silgan to Del Monte during such three-month period and not returned during that period. Del Monte agrees to reimburse Silgan for the replacement cost for such pallets and/or top frames not returned by Del Monte to Silgan.

ARTICLE XI

Purchase upon Termination

11.1 Upon the termination of this Agreement for any reason, Del Monte agrees to purchase from Silgan: (a) the inventory of Ends carried by Silgan in anticipation of Del Monte’s normal requirements under this Agreement at the price then provided under this

Agreement (not to exceed a nine (9) month supply of such inventory); (b) Silgan’s work-in-process inventory related to the Containers; and (c) any materials purchased by Silgan to produce Containers for Del Monte (which, with respect to steel inventory, may not exceed a nine (9) month supply of such inventory). Notwithstanding the foregoing, nothing in this Section 11.1 shall obligate Del Monte to purchase any inventory (whether finished or work-in-process) or materials which do not conform to the applicable Specifications under this Agreement. Any work-in-process inventory and materials purchased under this Section 11.1 shall be purchased by Del Monte at [***]*. Del Monte’s obligation to purchase the foregoing shall only apply to such inventory, work-in-process and materials not otherwise usable by Silgan in the normal course of business and not to exceed Silgan’s reasonably anticipated production requirements. [***]*

ARTICLE XII

Confidential Information

12.1 Each party acknowledges that it may obtain from the other during the Term information or materials which the disclosing party maintains as proprietary and confidential (“Confidential Information”), including, but not limited to: (i) the terms of this Agreement and (ii) all information obtained during a visit or inspection of the other party’s facilities shall be deemed Confidential Information under this Agreement. Each party agrees that it will consider and protect such information as Confidential Information of the disclosing party, and that it will not disclose or permit disclosure of such Confidential Information or use it except in its exercise of it obligations and rights under this Agreement. Confidential Information shall not include: (a) information that is or becomes generally available to the public, other than as a result of a breach hereunder by the receiving party; (b) information properly obtained by the receiving party from a completely independent source which is not bound by confidentiality obligations to the disclosing party; or (c) information which the other party can demonstrate was independently developed without use of or access to the disclosing party’s Confidential Information. The duty of confidentiality provided herein shall not apply to information a party is required to disclose by law (such as, for example, a requirement to file this Agreement with the Securities and Exchange Commission as a “material contract”); provided that such party seeks to obtain confidential treatment of such information, gives prompt notice to the disclosing party, cooperates with the disclosing party (at the disclosing party’s sole cost and expense) in any legal action the disclosing party shall undertake to protect its Confidential Information and such disclosure is limited to the disclosure required by law.

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

ARTICLE XIII

Deliveries Outside the United States.

13.1 To the extent any Containers are to be delivered outside the United States, Del Monte shall be responsible for, and shall pay, all customs, duties, taxes, freight, packing and other similar charges. All payments to Silgan shall be made in U.S. Dollars.

ARTICLE XIV

Ownership of Drawings

14.1 Silgan shall at all times have title to all drawings and written specifications for Cans and Ends used in connection with this Agreement that are developed by Silgan. Del Monte shall at all times have title to all drawings and written specifications for Cans and Ends that are developed by Del Monte.

ARTICLE XV

Qualification of Production Facilities; Inspections

15.1 Del Monte has qualified the Silgan manufacturing facilities listed on Exhibit C-2 used to manufacture the Containers as of the Effective Date. Del Monte reserves the right to periodically qualify and re-qualify Silgan’s production capabilities according to Del Monte’s quality assurance standards; provided however, that such re-qualification shall not occur more frequently than once every three (3) years, unless [***]*. Del Monte shall have the right to make reasonable changes to its quality assurance standards, and if Del Monte changes any of its quality assurance standards, it shall notify Silgan in writing of any change in detail and shall give Silgan adequate opportunity to confirm its production capabilities accordingly. Del Monte shall not unreasonably withhold or delay qualification of Silgan’s production capabilities in accordance with Del Monte’s quality assurance standards and shall exercise commercially reasonable efforts to qualify Silgan’s production capabilities in accordance with customary industry practice. Silgan shall not change any Specifications for Containers without the prior written consent of Del Monte.

15.2 At any time during the Term, Del Monte shall have the right, upon reasonable prior notice, to send one or more of its authorized employees and/or representatives to (a) observe and inspect, during Silgan’s regular business hours, manufacturing, warehousing and other facilities used to produce, package, store and ship the Containers or Container supplies, and (b) with respect to those Silgan facilities that are leased from Del Monte or are directly adjacent to Del Monte’s facilities, conduct environmental audits and investigations in manufacturing, warehousing and other facilities used to produce, package, store and ship the Containers (“Environmental Inspection”). Del Monte’s representatives shall have the right in connection with an

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Environmental Inspection to take for further inspection a reasonable number of samples of Containers and soil, water and air during such inspections.

15.3 If any portion of Silgan’s facilities or any of Silgan’s processes, inventories, inventory storage locations or equipment used to produce or store Containers are in an unsanitary condition or do not otherwise comply with the Specifications and all applicable laws and regulations, or with the other terms and conditions of this Agreement, Silgan shall promptly take such action as will correct the deficiencies and bring such processes, inventories, inventory storage locations and/or equipment into compliance with the Specifications, applicable laws and regulations, and with the terms and conditions of this Agreement.

15.4 Upon Del Monte’s reasonable request and at Del Monte’s cost, Silgan shall provide technical support to any Facility (or any facility of a DM Contract Manufacturer) at which Containers are filled in accordance with industry standards. Technical support shall consist of advice concerning engineering reviews of new equipment, line productivity, use of laboratory facilities to research container failures, development of container specifications and similar matters.

15.5 The parties intend to cooperate in research and development relating to the manufacture and coating of Containers. The parties agree that ownership of all right, title and interest to information disclosed in connection with such research and development, and the inventions and trade secrets related thereto or based thereon, shall remain the property of the disclosing party, and that the receiving party shall not obtain any rights to such information or related inventions or trade secrets. Each party’s confidentiality obligations regarding such information or related inventions or trade secrets shall be governed by Article XII. Silgan will make available to Del Monte Silgan’s manufacturing facilities for a reasonable number of test runs of Containers, coatings, seals or other items relating to Containers.

15.6 Del Monte shall not unduly disrupt Silgan’s operations at any of its facilities with respect to the foregoing provisions of this Article.

ARTICLE XVI

Breach and Waiver; Limitation of Liability

16.1 For purposes of this Agreement, each of the following shall constitute an “Event of Default”:

16.1.1	the making by a party (such party, the “Defaulting Party”) of any general assignment for the benefit of creditors; or the filing by or against a Defaulting Party of a petition to have such party adjudged a bankrupt or a petition for reorganization or arrangement under any bankruptcy law which, in the case of a petition filed against such Defaulting Party, is not dismissed within sixty (60) days of filing thereof; and

16.1.2	the material breach by the Defaulting Party of any obligation pursuant to this Agreement.

16.2 If either party commits an Event of Default, the other party may terminate this Agreement (a) in the case of Section 16.1.1, immediately upon delivery of written notice of an Event of Default, and (b) in the case of Section 16.1.2, sixty (60) days after delivery of written notice thereof to the Defaulting Party and the Defaulting Party’s failure to cure such Event of Default within such sixty (60) day period (or such longer period not to exceed one hundred eighty (180) days if such failure cannot be reasonably cured within such sixty (60) day period (an “Extended Cure Period”), so long as such Defaulting Party diligently takes all steps necessary to cure the Event of Default). During any cure period, the non-breaching party may obtain performance outside of this Agreement, to the extent such performance is required to meet such party’s production requirements, plus any additional time required due to minimum order requirements, capacity reservation requirements or the like. If either party terminates this Agreement pursuant to this Section 16.2, such party’s termination right hereunder shall be in addition to and without prejudice to its other lawful rights and remedies as set forth in this Agreement.

16.3 NOTWITHSTANDING ANY PROVISION OF THIS AGREEMENT TO THE CONTRARY (INCLUDING THE EXHIBITS) AND EXCEPT TO THE EXTENT PROVIDED BY SECTION 17.13, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY CONSEQUENTIAL, INCIDENTAL, SPECIAL OR PUNITIVE DAMAGES.

16.4 No course of conduct or delay on the part of either party in exercising any of its rights under this Agreement shall waive any rights of that party or modify this Agreement.

ARTICLE XVII

Additional Terms and Conditions

17.1 Force Majeure.

17.1.1

Force Majeure Event. If the performance of this Agreement by either party hereto, other than the payment of money due hereunder, is delayed, interrupted, or prevented by reason of any strike, labor difficulty, lockout, shortage of materials (except where such shortage results from Silgan’s failure to order sufficient quantities of materials or comply with delivery lead times specified by suppliers), fire, explosion, mobilization, war (declared or undeclared), hostilities, riots, rebellion, revolution, blockade, act of any government or agency or subdivision thereof, acts of public enemies, or other acts of God or any other cause in the nature or character enumerated above, which is beyond the reasonable control of such party (each a “Force Majeure Event”), (a) such party (the “Disabled Party”) shall be excused from the performance of this Agreement (other than the payment of monies due hereunder) while and to the extent that the Disabled Party is delayed, interrupted or prevented from so performing by one or more Force Majeure Events; and (b) the Disabled Party shall resume performance under this Agreement as soon as practicable after such disability is removed.

17.1.2	Force Majeure Notice. The Disabled Party shall give written notice to the other party (the “Unaffected Party”) within such reasonable time as may be practicable after the occurrence of a Force Majeure Event (and in any event within forty-eight (48) hours thereof), and, insofar as known, the probable extent to which the Disabled Party will be unable to perform or will be delayed in performing its obligations hereunder. If the Disabled Party learns that the original estimated duration of the inability to perform is incorrect and the duration of the inability to perform must be extended in a material respect, the Disabled Party shall provide prompt written notice to the other as soon as it becomes aware of the extended duration of the disability. The Disabled Party shall give the Unaffected Party prompt written notice when the cause or causes of delay, interruption or prevention of performance have been eliminated. A Disabled Party shall take all reasonable actions to lessen the impact of the Force Majeure Event on the Unaffected Party’s business (including, in Silgan’s case, the building of inventories in anticipation of, in Silgan’s reasonable belief, labor disputes).

17.1.3	Effects of Force Majeure Event. The Unaffected Party shall be entitled to obtain performance outside of this Agreement, to the extent such performance is required to meet the Unaffected Party’s production requirements, during the reasonably anticipated duration of the Force Majeure Event plus any additional time required due to minimum order requirements, capacity reservation requirements or the like.

17.1.4	Termination Due to Force Majeure Event. In the event a Force Majeure Event prevents the Disabled Party’s performance substantially in accordance with the terms of this Agreement for a period in excess of six (6) months (or, alternatively, is reasonably expected to prevent the Disabled Party’s performance), the Unaffected Party may terminate this Agreement, in whole or in part, by giving notice to the Disabled Party, during such six (6) month period and for a period of sixty (60) days thereafter, of the Unaffected Party’s intent to terminate the Agreement, which termination shall be effective thirty (30) days from the date the Disabled Party receives such notice.

17.2 Insurance. Silgan shall maintain insurance coverage as set forth at Exhibit E.

17.3 Modification. This Agreement, including any or all of the schedules, exhibits and amendments hereto, may not be released, discharged, changed, amended or modified in any manner except by an instrument in writing signed by a duly authorized officer or representative of each of the parties.

17.4 Waivers. The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of such provisions nor in any way to affect the validity of this Agreement or any part thereof, nor the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

17.5 Relationship of Parties. Nothing contained in this Agreement shall be construed as creating a joint venture, partnership or employment relationship between the parties. Neither party shall have any right or authority to create any obligation or duty, express or implied, on behalf of the other.

17.6 Assignment. This Agreement shall not be assigned or otherwise transferred, in whole or in part, by either party, without the prior written consent of the other party hereto, which consent shall not be unreasonably withheld or delayed; provided, however, that Del Monte may assign this Agreement without Silgan’s consent to a purchaser of the business covered by this Agreement subject to Silgan’s reasonable credit approval and provided that such purchaser is not owned or controlled by a competitor of Silgan. Any attempt to assign this agreement or any rights hereunder other than as provided in this Section 17.6 shall be null and void.

17.7 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

17.8 Severability. If any term or provision of this Agreement, or the application thereof to any person or circumstance, shall to any extent be found to be invalid, void or unenforceable, such provision shall be limited as necessary to render it valid and enforceable, and the remaining provisions and any application thereof shall continue in full force and effect without being impaired or invalidated in any way.

17.9 Notices. Except as otherwise expressly provided herein, any notice herein required or permitted to be given shall be in writing and shall be personally served or sent by overnight courier, by registered mail or certified mail, postage prepaid, or by E-mail and shall be deemed to be effective (a) if personally delivered, upon delivery, (b) if sent by overnight courier, or E-mail, one (1) day after notice is sent, and (c) if sent by registered or certified mail, three (3) days after notice is sent. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is served as provided in this Section 17.9) shall be as set forth in the opening paragraph of this Agreement, provided that in the case of Silgan, each such notice shall be directed to its Vice President – Sales and Marketing with a copy to its General Counsel, and in the case of Del Monte shall be directed to its Vice President – Procurement with a copy to its General Counsel. Any notices sent by E-mail must also be contemporaneously sent by registered or certified mail.

17.10 Construction of Agreement. This Agreement shall be construed in accordance with its plain meaning and not against either party as the drafting party. Headings contained in this Agreement are for convenience only and are not a part of this Agreement and do not in any way interpret, limit or amplify the scope, extent or intent of this Agreement or any of the provisions hereof. This Agreement replaces and supersedes all prior agreements between the parties with respect to the subject matter hereof, except for confidentiality agreements which have been executed from time to time, which shall continue in effect in accordance with their respective terms. No course of dealing or usage of the trade shall be applicable unless expressly incorporated into this Agreement.

17.11 Governing Law and Venue. The parties agree that the provisions of this Agreement shall be governed by and interpreted in accordance with the laws of the State of California, excluding its conflicts of law provisions.

17.12 Dispute Resolution.

17.12.1	Should any dispute, controversy or claim arising out of, relating to or in connection with this Agreement, including, without limitation, any dispute regarding its validity or termination, or the performance or breach thereof (each, a “Dispute”), arise between the parties under this Agreement, senior operating representatives of the parties shall negotiate in good faith in an effort to reach a mutually agreeable resolution for a period of forty-five (45) days. If the Dispute remains unresolved following such negotiations, representatives of the parties at the senior levels shall negotiate in good faith in an effort to reach a mutually agreeable resolution for an additional period of forty-five (45) days. If the Dispute has not been resolved after the foregoing negotiations have taken place, the parties may agree to submit the matter to alternative dispute resolution (including mediation or arbitration) pursuant to procedures to be mutually agreed, or either party may submit the matter to a court of competent jurisdiction for resolution (subject to Section 17.12.2).

17.12.2

The state and federal courts sitting in California shall have exclusive jurisdiction with regard to any matter that may be litigated pursuant to this Agreement, and such litigation shall be instituted and litigated in the state or federal courts in Los Angeles County, State of California. Each party waives any right to a trial by jury and to a change of venue or change of jurisdiction and hereby submits to and acknowledges the jurisdiction of any such court, state or federal, as provided herein.

17.13 Indemnity.

17.13.1	Silgan shall defend and indemnify Del Monte from and against any and all claims, demands, actions, causes of action, damages, judgments, and costs and expenses, including reasonable attorneys’ fees (collectively, “Damages”), attributable to bodily injury, sickness, disease or death of any person or persons, including employees of Silgan or Del Monte or any third party, or to property damage, that are brought against and/or incurred by Del Monte and which are caused by or result directly from Silgan’s willful misconduct, gross negligence or breach of warranties expressly made hereunder, or which occur on property owned, leased or controlled by Silgan (except to the extent Del Monte or such person is at fault) provided, that Silgan shall have no indemnification obligations under this Section 17.13.1(a) to the extent Damages are (i) based upon a defective Container and the subject Container conforms to the Container specifications and express warranties made by Silgan in this Agreement, or (ii) caused by or result directly from Del Monte’s willful misconduct, gross negligence or breach of warranties expressly made hereunder. Del Monte shall: (a) promptly notify Silgan of any such claim or action that is within this indemnity provision; (b) reasonably cooperate with Silgan in the defense of such claim or action; and (c) permit Silgan to control the defense and settlement of such claim or action.

17.13.2

Del Monte shall defend and indemnify Silgan from and against any and all Damages attributable to bodily injury, sickness, disease or death of any person or persons, including employees of Del Monte or Silgan or any third party, or to property damage, that are brought against and/or incurred by Silgan and which are caused by or result directly from Del Monte’s willful misconduct or gross negligence hereunder, or which occur on property owned, leased or controlled by Del Monte (except to the extent Silgan is at fault and excluding property leased by Del Monte to Silgan); provided that Del Monte shall have no indemnification obligations under this Section 17.3.2 to the extent the Damages are caused by or result directly from Silgan’s willful misconduct, gross negligence or breach of warranties expressly made hereunder. Silgan shall: (a) promptly notify Del Monte of any such claim or action; (b) reasonably cooperate with Del Monte in the defense of such claim or action;

and (c) permit Del Monte to control the defense and settlement of such claim or action.

17.13.3

In connection with any claims covered by this Section 17.13, Del Monte and Silgan agree (i) to cooperate in the handling of such claims, (ii) to use counsel reasonably acceptable to the other party in the event of litigation, and (iii) [***]*.

17.14 Form Documents. The terms of this Agreement shall govern the sale by Silgan and the purchase by Del Monte of Containers. Form documents used by either party shall serve only to identify the Containers ordered or delivered and shall not be deemed to alter or otherwise modify this Agreement in any manner whatsoever.

17.15 Survival. In the event of termination or expiration of this Agreement, the parties’ payment obligations which have accrued prior thereto, Silgan’s warranty obligations in accordance with Exhibit D, Sections 9.2 and 16.4, and the parties’ obligations pursuant to Articles XI, XII, XIV and XVII shall survive such termination or expiration. The terms of this Section shall survive the termination of this Agreement.

17.16 Counterparts. This Agreement may be executed in one or more counterparts and counterparts signed in the aggregate by the parties shall constitute a single original instrument. The parties agree that a facsimile or PDF copy of a signature of a party hereto shall have the same effect and validity as an original signature.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first written above.

Del Monte Corporation		Silgan Containers LLC

By:		By:
	Its:		Its: Sr. Vice President – Sales and Marketing

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

EXHIBIT A [to Exhibit H]

SPECIFICATIONS

[SPECIFICATIONS TO BE THE THEN-CURRENT EFFECTIVE SPECIFICATIONS AS OF THE TIME THE TRANSFERRED BUSINESS AGREEMENT IS ASSIGNED TO THE BUYER.]

EXHIBIT A-1 [to Exhibit H]

SPECIFICATION CHANGES

A. Specification Changes Generally: For purposes of this Agreement, a “Specification Change” shall mean any change to the Specifications in the normal course for any Container then listed on Exhibit A which can be implemented by Silgan and Del Monte without significant operational cost increases and without significant capital investments. Examples of Specification Changes include, without limitation, (a) new coatings or laminates which are commercially available and do not require a material change in the process of applying such coatings or using such laminates (e.g., the use of a different chemical composition which exists as of the Effective Date), (b) changes to the metal composition (e.g.: temper, gauge, thickness, coating) or substrate (e.g.: tab stock) which can be implemented without significant operational cost increases, and (c) a change in the size of a Container which is, at the time of the request for the change, within the capabilities of Silgan at the facility supplying the Container with minimal re-tooling costs, and is to a size not covered by this Agreement.

B. Specification Changes without Capital: In the event Del Monte wishes to make a Specification Change which does not require capital investment or any other significant non-recurring cost for Silgan (as mutually agreed by the parties), Del Monte shall request such Specification Change, and Silgan agrees to comply with any reasonable request for such change as promptly as possible. In the event that any such Specification Change, or any Specification Change proposed by Silgan, increases or decreases Silgan’s cost to produce the Containers, Silgan shall promptly notify Del Monte of the adjustment of prices for the related Containers necessary to implement such Specification Change, which shall equal [***]*. Within thirty (30) days of Del Monte’s receipt of such notification, Del Monte shall notify Silgan whether Del Monte desires to implement such Specification Change. Del Monte and Silgan will also negotiate in good faith for any appropriate changes to this Agreement, including, without limitation any changes to the warranty provisions set forth in Exhibit E, as a result of any such Specification Change. Upon implementation of a Specification Change, Exhibits A and B shall be revised accordingly.

C. Procedure for Specification Changes that Require Capital: In the event Del Monte wishes to make a Specification Change that requires capital investment (as mutually agreed by the parties), Del Monte shall request such Specification Change, and Silgan agrees to comply with any reasonable request for such change as promptly as possible. Promptly upon Silgan’s receipt of a request for such Specification Change, Silgan shall notify Del Monte of (i) the scope of the capital investment such Specification Change would require, (ii) any non-recurring costs (e.g., engineering or development support; one time manufacturing change, etc.) such Specification Change would require, and (iii) the actual cost changes such Specification Change

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

would require. In addition, Silgan will provide Del Monte with the estimated price per thousand units to implement the Specification Change that includes (i), (ii), and (iii) above (“Estimated Specification Change Implementation Price”). Within thirty (30) days of Del Monte’s receipt of such notification, Del Monte shall notify Silgan whether Del Monte desires to implement such Specification Change. If Del Monte desires to implement the Specification Change, upon completion of the implementation of such change, the Estimated Specification Change Implementation Price for the respective Container shall be adjusted as follows: (a) with respect to the required capital investment and the non-recurring costs that can be capitalized (collectively, the “Capital Charges”), the price of such Container shall be increased by [***]*; (b) with respect to the non-recurring costs that cannot be capitalized, such costs shall be billed to Del Monte when they are incurred by Silgan or as otherwise agreed to by the parties; (c) with respect to actual changes in Silgan’s costs, (1) in the event of a decrease in Silgan’s costs, [***]* percent ([***]*%) of such decrease shall be allocated to the price of such Container, or (2) in the event of an increase in Silgan’s costs, [***]* percent ([***]*%) of such increase shall be allocated to the price of such Container; and (d) the changes to the Estimated Specification Change Implementation Price as a result of Exhibit B-2 price adjustments during the implementation period shall be included. An example of determination of the Estimated Specification Change Implementation Price is set forth in Exhibit A-1A to this Exhibit A-1. Del Monte and Silgan will also negotiate in good faith for any appropriate changes to this Agreement, including, without limitation, any changes to the warranty provisions set forth in Exhibit E, as a result of any such Specification Change. Upon implementation of a Specification Change, Exhibits A and B shall be revised accordingly. [***]*

D. Effectiveness of Price Changes: Any adjustments in the price for any Containers in accordance with this Exhibit A-1 shall be effective immediately upon the completion of the implementation of the related changes to the Specifications and shall thereafter be adjusted in accordance with the terms of Exhibit B-2.

E. [***]*

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

EXHIBIT A-1A [to Exhibit H]

ESTIMATED SPECIFICATION CHANGE IMPLEMENTATION PRICE

See 2 Pages Following

Exhibit A-1A

INVESTMENT REIMBURSEMENT & COST SAVINGS SHARING METHODOLOGY

Del Monte 300 QT for Thinwall can - EXAMPLE

ONLY

Assume 2 Years Remaining on Contract

ASSUMPTIONS

Investment:	[***]*

Percentage Usage:	[***]*

Investment Charge:	[***]*

Silgan Cost of Capital	[***]*

Total Savings:	[***]*

Del Monte Savings:	[***]*

Savings to Del Monte:	[***]*

Savings Begin in Year:	[***]*

Silgan Sales Volume:	[***]*

Del Monte Can Volume	[***]*

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

DEL MONTE’S NET SAVINGS, TOTAL AND PER THOUSAND

Yr.	Unamortized Balance (000’s)	Investment Charge	Financing Cost	Total Charges	Usage of [***]*	Manuf. Savings @ [***]*	Net Payments to Del Monte	To Annualize	Average Savings/M

1	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*

2	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

EXHIBIT A-2 [to Exhibit H]

DEL MONTE FACILITIES

[FACILITIES TO BE THE FACILITIES INVOLVED IN THE DEL MONTE TRANSFERRED BUSINESS]

EXHIBIT B [to Exhibit H]

PRICE AND PRICE ADJUSTMENTS

EXHIBIT B-1 [to Exhibit H]

INITIAL PRICES

[***]* the prices per thousand Containers effective February 1, 20     are set forth on the tables found at the      pages following. Such prices are subject to change as set forth in Exhibit B-2 or as otherwise provided in this Agreement.

[PRICES TO BE THE THEN-CURRENT EFFECTIVE PRICES AS OF THE TIME THE TRANSFERRED BUSINESS AGREEMENT IS ASSIGNED TO THE BUYER.]

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

EXHIBIT B-2 [to Exhibit H]

PRICING ADJUSTMENTS

Prices shall be adjusted (“Price Adjustments”) to reflect increases or decreases in “Metal”, “Labor” and “Other” cost components.

A. Metal Cost Components: [***]*.

B. Labor and Other Cost Components: [***]*.

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

EXHIBIT B-3 [to Exhibit H]

300 QUICK TOP® END VOLUME [***]*

[***]*

A.	Volume Commitment:

(i) Del Monte agrees that, during the Initial Term, and subject to the other provisions of this Exhibit B-3, it shall purchase a minimum of              [***]* 300 Quick Top® Ends per calendar year for Cans for any products.

B.	[***]*

[***]*

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

EXHIBIT B-4 [to Exhibit H]

[***]*

[two pages omitted]

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

EXHIBIT C [to Exhibit H]

CONTAINER REQUIREMENTS PLAN AND SUPPLY SCHEDULE

A. Silgan shall provide to Del Monte the “Container Production Plan” on or before October 31 of each year during the Term setting forth the initial production plan for the following calendar year. The Container Production Plan shall mean the initial production plan for Cans which, unless the parties otherwise agree, shall consist of the average production of Cans by size for the prior two years.

B. Del Monte shall provide to Silgan its “Container Requirements Plan” on or before March 31 of each year during the Term setting forth Del Monte’s expected Can requirements by size for the balance of such year. Following March 31 of any year, Del Monte may adjust its Container Requirements Plan by giving Silgan as much notice as practicable, and Silgan shall use its best commercially reasonable efforts to meet Del Monte’s revised Container Requirements Plan. [***]*

C. On a monthly basis by the 15th day of each month during the Term, Silgan shall provide Del Monte with [***]*.

D. If Silgan misses a scheduled delivery time, Del Monte shall be entitled to cancel the relevant order or refuse delivery of such missed or delayed Containers. Upon receipt of notice from Del Monte of such cancellation or refusal of delivery, Silgan shall, as specified by Del Monte, either (i) work with Del Monte to deliver Containers as soon as practicable to satisfy the missed delivery, (ii) cancel delivery of the Containers, and/or (iii) source replacement Containers from a third party supplier if necessary to meet Del Monte’s requirements. [***]*

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

EXHIBIT C-1 [to Exhibit H]

20xx CONTAINER REQUIREMENTS PLAN AND SUPPLY SCHEDULE

[to be attached]

EXHIBIT C-2 [to Exhibit H]

QUALIFIED SILGAN FACILITIES

Silgan Facilty	Address	City	State	ZIP
Antioch	2200 Wilbur Avenue	Antioch	CA	94509
Crystal City	2203 N. Old Ulvalde Hwy.	Crystal City	TX	78839
Edison	135 National Road	Edison	NJ	8817
Fort Dodge	3591 Maple Dr	Ft. Dodge	IA	50501
Fort Madison	2326 263rd Avenue	Fort Madison	IA	52627
Hammond	2501-165th Street	Hammond	IN	46320
Hoopeston	324 West Main St	Hoopeston	IL	60942
Kingsburg	Marion & Gilroy St	Kingsburg	CA	93631
La Porte	300 North Fail Rd.	LaPorte	IN	46350
Lyons	8673 Lyons - Marengo Road	Lyons	NY	14489
Menomonee Falls	N90 W14600 Commerce Drive	Menomonee Falls	WI	53051
Modesto -Doherty	430 Doherty Ave	Modesto	CA	95354
Modesto -Riverside	567 S. Riverside Dr.	Modesto	CA	95354
Modesto -Yosemite	4210 Yosemite Blvd	Modesto	CA	95357
Napoleon	12-773 St. Route 110 - Suite 101	Napoleon	OH	43545
Oconomowoc	505 Libby St.	Waupun	WI	53963
Paris	500 Loop 286 N.W., Suite 101	Paris	TX	75460
Plover	1400 Plover Road	Plover	WI	54467
Riverbank	3250 Patterson Rd	Riverbank	CA	95367
Rochelle	400 N. 15th St	Rochelle	IL	61068
Sacramento	6300 Franklin Blvd, Suite 100	Sacramento	CA	95824-3412
Savage	12130 Lynn Ave South	Savage	MN	55378
St. Joseph	2115 Lower Lake Drive	St. Joseph	MO	64504-0488
Toppenish	45 E. 3rd Ave.	Toppenish	WA	98948-1783
Waupun	505 Libby St.	Waupun	WI	53963

EXHIBIT D [to Exhibit H]

WARRANTY

a.	“Contents” means the products approved for the specification Container as set forth in Exhibit A.

b.	Subject to the terms and conditions hereinafter set forth, Silgan hereby warrants that the Containers: (i) shall conform to the specifications set forth in Exhibit A (as such Exhibit A may be amended from time to time); (ii) when properly filled, sealed, thermally processed (including, but not limited to, pursuant to the provisions of 21 CFR, Part 110, 21 CFR, Part 113, Proposition 65 of the California Safe Drinking Water and Toxic Enforcement Act of 1986, and CONEG Toxics in Packaging state legislation) and warehoused in wholesale and retail distribution at ambient temperatures in line with generally accepted industry good manufacturing practices and not subject to extreme temperatures that do not conform to such generally accepted industry good manufacturing practices, will hold their Contents acceptable for human consumption (i.e.: without swells or leakage) from date the Container is filled for the period set forth in Exhibit A (“Shelf Life”); and (iii) at the time of shipment will not be adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act of 1938, as amended to date (“FDA Act”) and not an article which may not under the provisions of Sections 404 or 505 of the FDA Act be introduced into interstate commerce. Silgan shall not be responsible for any adulteration of food product or deterioration of Containers which results from the food product itself, the method or process used to fill the Containers or the storage of the filled product (other than shipping and storage of empty Containers by Silgan).

c.	The foregoing warranties are subject to the following:

(i)	The dates of Del Monte’s filling of all Containers shall be evidenced by date coding stamped into or upon the Containers.

(ii)	The maximum for which Silgan shall be liable to Del Monte for any breach of warranty shall be limited to reimbursement for (1) Del Monte’s direct cost of raw materials, Containers and other package materials, labor costs and/or transportation costs, (2) Del Monte’s actual out-of-pocket costs of product withdrawal, recall, storage, testing and/or destruction of product (the foregoing costs including incremental costs associated with the production or purchase of replacement product), and (3) with respect to personal injury to consumers injured by defective Containers, the cost of any judgments or settlements. All costs will be substantiated from relevant entries in Del Monte’s books of account in accordance with generally accepted accounting principles consistently applied.

(iii)	Silgan’s warranties under subparagraph (b) shall not be applicable to the extent that any warranty claim results from:

(1)	Filling Containers with products other than Contents.

(2)	Filling Containers with Contents having a product formulation different from the formulation used by Del Monte on the date the Contents (together with the formulation of the Contents) were submitted to Silgan for testing; provided such change would reduce the estimated shelf life for any Container specification listed in Exhibit A. If Del Monte changes the product formulation, it shall give at least 60 days notice to Silgan, and Exhibit A shall be deemed amended as necessary to reflect any change in shelf life resulting from such change in product formulation.

(3)	Del Monte’s use of components other than those supplied by Silgan in the assembly of the Containers.

(4)	Deterioration, damage or destruction of Containers or Contents that occurs as a result of the acts or omissions of Del Monte, any vendor of Del Monte or any third party, or events outside the control or responsibility of Silgan.

d.	EXCEPT AS SET FORTH IN THIS SECTION, SILGAN EXTENDS NO WARRANTIES, EXPRESS OR IMPLIED, AND NO WARRANTY WITH RESPECT TO MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

e.	Any claim made by Del Monte against Silgan under the above warranty shall be in writing, setting forth in such detail as may be available the amount of the claim. Notice of such claim shall be delivered to Silgan promptly after such claim is known, together with (i) copies of all relevant documents and (ii) a number of samples of the Containers on which the alleged failure claim is based sufficient to permit Silgan to make a competent analysis. Del Monte shall provide Silgan reasonable access to the Containers and Del Monte’s facilities in order to permit Silgan to investigate the claim. Del Monte shall exercise reasonable diligence to discover any defects in Containers before filling them.

EXHIBIT E [to Exhibit H]

INSURANCE COVERAGE

Throughout the Term Silgan shall maintain at its own expense, insurance coverage on an occurrence basis which is primary and non-contributory as to any insurance maintained by the Del Monte with insurance companies maintaining an A.M. Best rating of [***]* or better and will furnish Del Monte with certificates evidencing minimum coverage as set forth below:

(i) [***]*

Within thirty (30) days of the Effective Date, Silgan shall provide Del Monte with a certificate of insurance evidencing the above coverage, and thereafter Silgan shall promptly provide Del Monte with notice of cancellation or change in policy conditions.

Silgan agrees to conduct its operations in a manner that will not violate the terms and conditions of Del Monte’s real property insurance or increase the cost of such insurance, and will promptly comply with any recommendations made by each party’s respective insurance companies.

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

EXHIBIT I

GLOSSARY of DEFINITION

See following 3 pages

In Alphabetical Order

Term	Where Defined

1993 Supply Agreement	Preamble
[***]*	Exhibit B-2
[***]*	Exhibit B-2
Acquired Operation	Section 2.3
Agreement	Preamble
AQL Plan	Section 6.5
[***]*	Section 17.6.4
[***]*	Exhibit A-2
[***]*	Section 17.6.3
Cans	Preamble
Capital Charges	Exhibit A-1
Confidential Information	Section 12.1
Container	Preamble
Container Production Plan	Section 4.2
Container Requirements Plan	Exhibit C
Contents	Exhibit E
Core-Branded Products	Exhibit B-3
[***]*	Exhibit A-4
Covered Products	Section 2.1
Damages	Section 17.13.1
[***]* Defaulting Party	Exhibit A-2 Section 16.1.1
[***]*	Section 5.2
Del Monte	Preamble
[***]*	Exhibit B-3
[***]*	Exhibit A-2
[***]*	Exhibit A-2
[***]*	Section 17.6.3
Determination	Exhibit B-2
Development Agreement	Exhibit A-2
Development(s)	Exhibit A-2
Disabled Party	Section 17.1.1
Dispute	Section 17.12.1
DM Contract Manufacturer	Section 2.2
Effective Date	Preamble
Ends	Preamble
Environmental Inspection	Section 15.2

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Estimated Specification Change Implementation Price	Exhibit A-1
Event of Default	Section 16.1
[***]*	Exhibit A-2
[***]* [***]*	Exhibit A-2 Exhibit A-2
[***]*	Exhibit A-2
Extended Cure Period	Section 16.2
Extension Term	Section 1.1
[***]*	Exhibit B-2
Facility and Facilities	Section 2.1
FDA	Section 8.4
FDA Act	Exhibit E
Force Majeure Event	Section 17.1.1
[***]*	Exhibit A-3
Independent Auditor	Exhibit B-2
Initial Term	Section 1.1
[***]*	Exhibit A-3
[***]*	Exhibit A-3
Intellectual Property	Exhibit A-2
[***]*	Exhibit B-2
[***]*	Exhibit C
Metal	Exhibit A-2
[***]*	Exhibit B-2
New Container	Exhibit A-2
New Facility	Section 2.3
New Technology	Exhibit A-2
[***]*	Exhibit A-2
[***]*	Exhibit A-2
Nonconforming Containers	Section 9.1
North America	Section 2.1
[***]*	Exhibit B-2
Price Adjustments	Exhibit B-2
Quality Maximization Program	Section 7.2
[***]*	Exhibit A-1
Shelf-Life	Exhibit E
Silgan	Preamble
Silgan New Technology	Exhibit A-2
[***]*	Exhibit A-2
[***]*	Exhibit A-2
Specification Change	Exhibit A-1
Specifications	Section 6.1

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

[***]*	Exhibit B-2
Technology Meetings	Exhibit A-2
Term	Section 1.1
[***]*	Exhibit A-2
[***]*	Section 17.6.3
[***]*	Exhibit A-3
Unaffected Party	Section 17.1.2
[***]* [***]*	Exhibit A-2 Exhibit A-5

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

I-4